                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - x
                                      :
In re:                                :    Chapter 11
                                      :
POLAROID CORPORATION,                 :    Case No. 01-10864 (PJW)
     ET AL.,                          :
                                      :    Jointly Administered
               Debtors.               :
                                      :x
- - - - - - - - - - - - - - - - - - -

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
               PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002

     PLEASE TAKE NOTICE that on August 7, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the MONTHLY OPERATING REPORTS OF POLAROID CORPORATION, ET AL., FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

     PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.


Dated:  Wilmington, Delaware
        August 7, 2002


                                        /s/ Mark L. Desgrosseilliers
                                        ----------------------------
                                        Gregg M. Galardi (I.D. No. 2991)
                                        Eric M. Davis (I.D. No. 3621)
                                        Mark L. Desgrosseilliers (I.D. No. 4083)
                                        SKADDEN, ARPS, SLATE, MEAGHER
                                          & FLOM LLP
                                        One Rodney Square
                                        P.O. Box 636
                                        Wilmington, Delaware  19899-0636
                                        (302) 651-3000

                                                - and -

                                        Eric W. Kaup
                                        SKADDEN, ARPS, SLATE, MEAGHER
                                          & FLOM (ILLINOIS)
                                        333 West Wacker Drive
                                        Chicago, Illinois 60606
                                        (312) 407-0700

                                        Attorneys for Debtors and
                                          Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                         FOR PERIOD ENDED June 30, 2002

Debtors Names:                                         Case Number:
Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886

As Vice President of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

   Statement of Operations
   Balance Sheet
   Statement of Cash Flows
   Statement of Cash Receipts and Cash Disbursements
   Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in June 2002.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


Dated: August 5, 2002                     /s/ Benjamin C. Byrd III
                                          --------------------------------
                                                 Debtor in Possession

                                          Title: Vice President

                                          Phone Number: (781) 386-2000

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                    JUNE 2002

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                         YES         NO
-------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of

   business this reporting period? If yes, provide an explanation below.                         No

    Note:
    In May 2002, Polaroid signed an agreement to contribute approximately 390 acres of land located in New Bedford Massachusetts with a book value of approximately $.4 million to a development joint venture with the Greater
    New Bedford Industrial Foundation. This agreement was subject to the final approval of the Bankruptcy Court. In July 2002, the approval of Bankruptcy
    Court was obtained and this land was contributed to the joint venture.

2. Have any funds been disbursed from any account other than a debtor in

   possession account this reporting period? If yes, provide an explanation                      No

   below.

3. Have all postpetition tax returns been timely filed? If no, provide an            Yes (A)

   explanation below.

   (A) As previously reported in the December 2001 report to the Bankruptcy
   Court, Polaroid Corporation ("Polaroid"), with the approval of the Court, sold its large government identification business assets to Digimarc
   Corporation ("Digimarc"). In three states where the assets that were sold are located, Polaroid could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Polaroid who would not have to pay a sales tax on the sale.

   As of the date of this report, Polaroid has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Polaroid has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Polaroid expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Polaroid would owe the three states approximately $600,000 plus interest. Although Polaroid believes such an outcome would be unlikely, Polaroid has sufficient cash to cover any adverse conclusion on this matter.

4. Are workers compensation, general liability and other necessary insurance         Yes

   coverages in effect? If no, provide an explanation below.

                                                                       EXHIBIT A

                         POLAROID CORPORATION EXHIBIT A
                        PROFESSIONAL FEE PAYMENT SUMMARY

           VENDOR                NOV, 2001   DEC, 2001   JAN, 2002   FEB, 2002    MAR, 2002    APR, 2002  MAY, 2002    JUNE, 2002
           ------                ---------   ---------   ---------   ---------    ----------   ---------  ---------   -----------
Skadden, Arps, Slate,
 Meagher & Flom (Illinois)                                                        $  965,791
Zolfo Cooper, LLC                                                    $ 340,166    $  225,000   $ 304,000  $ 286,000       547,000
Arthur Andersen LLP                                      $   8,400                                        $  12,768
Evan Flaschen
KPMG LLP                                                                                                  $ 320,269        14,953
Bingham Dana LLP
Dresdner Kleinwort
 Wasserstein, Inc.                                                                $  335,796
Donlin, Recano & Company, Inc.   $  19,500                           $  85,611    $   25,000   $  30,000  $  55,000        98,000
Akin, Gump, Strauss, Hauer &
 Feld, L..L..P.                                                                                $ 264,468                  324,000
Young Conaway Stargatt &
 Taylor LLP
Houlihan Lokey Howard & Zukin
 Financial Advisors, Inc.                                            $ 351,399                 $ 130,000  $ 125,000       130,000
Groom Law Group                                                                                                           200,000
McShane                                                                                        $   9,666  $  20,479
Greenberg Traurig LLP
                                 ------------------------------------------------------------------------------------------------
     TOTAL                       $  19,500   $       0   $   8,400   $ 777,176    $1,551,587   $ 738,134  $ 819,516   $ 1,313,953

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002
(IN U.S. $'S)

                                     POLAROID       POLAROID LATIN  POLAROID ASIA                     POLAROID     POLAROID DIGITAL
                                    CORPORATION      AMERICA CORP.   PACIFIC LTD. INNER CITY, INC.  EYEWEAR, INC.   SOLUTIONS, INC.
                                  -------------------------------------------------------------------------------------------------
Sales: 3rd party                     359,623,463        11,253,262             -               (54)             -           983,217
Intercompany-US to Foreign           167,098,690                 -             -                 -              -                 -
Intercompany-Domestic Subs             1,674,238                 -             -                 -              -                 -
Intercompany-Foreign to US                     -             6,730             -                 -              -                 -
Intercompany-Foreign Subs                      -         2,480,039             -                 -              -                 -
Intercompany Royalty                  (2,418,560)                -             -                 -              -                 -
                                  --------------------------------------------------------------------------------------------------
  TOTAL NET SALES                    525,977,831        13,740,031             -               (54)             -           983,217

Cost of Sales: 3rd party             340,805,529        10,744,797       170,132               (54)       461,361            87,358
     Intercompany                    128,373,019         2,413,134             -                 -              -                 -
     Intercompany Royalty                      -                 -             -                 -              -                 -
                                  --------------------------------------------------------------------------------------------------
  TOTAL COST OF SALES                469,178,548        13,157,931       170,132               (54)       461,361            87,358

GROSS MARGIN                          56,799,283           582,100      (170,132)                -       (461,361)          895,859

Operating Expenses:
     Marketing                       104,331,318         3,203,072           535                 -        288,487         1,958,074
     General & Administrative         42,999,061                 -             -             4,736              -                 -
     Research & Engineering           28,635,498                 -             -                 -              -                 -
     Restructuring & Other             1,310,669         1,138,349             -                 -              -                 -
     Severance                         1,826,900            33,412             -                 -              -                 -
     Profit Sharing                    2,241,824                 -             -                 -              -                 -
                                  --------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                     181,345,270         4,374,833           535             4,736        288,487         1,958,074
                                  --------------------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS     (124,545,986)       (3,792,733)     (170,667)           (4,736)      (749,848)       (1,062,215)

Other Income:
     Interest Income - 3rd party               1                90             -                 -              -                 -
     Interest Income -
      Intercompany                       274,230                 -             -                 -              -                 -
     Other Income - 3rd party        (30,480,360)           75,818             -            (3,216)             -         4,817,483
     Other Income - Intercompany      (1,165,588)           60,150             -                 -              -                 -
     Interest Expense - 3rd party       (420,712)           44,961             -                 -              -                 -
     Interest Expense -
      Intercompany                             -                 -             -                 -              -                 -
                                  --------------------------------------------------------------------------------------------------
  NET OTHER INCOME                   (30,951,005)           91,097             -            (3,216)             -         4,817,483

EXCHANGE GAIN/(LOSS)                  (1,028,025)           (9,151)            -                 -       (135,370)                -
                                  --------------------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES &
 REORG. EXPENSE                     (156,525,017)       (3,710,787)     (170,667)           (7,952)      (885,218)        3,755,268

NET REORGANIZATION EXPENSE            13,521,246            (2,583)            -                 -              -            (1,418)

INCOME TAX EXPENSE / (BENEFIT)        (4,753,704)           83,178             -                 -              -                 -
                                  --------------------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)               (165,292,559)       (3,791,382)     (170,667)           (7,952)      (885,218)        3,756,686
                                  ==================================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002
(IN U.S. $'S)

                                 POLAROID ID      POLAROID        SUB DEBT            PRD             PRD        POLAROID MEMORIAL
                                 SYSTEMS, INC.  MALAYSIA, LTD. PARTNERS CORP.   INVESTMENT, INC.  CAPITAL, INC.      DRIVE LLC
                                 -------------------------------------------------------------------------------------------------
Sales: 3rd party                   11,806,731         990,612               -                  -              -                  -
Intercompany-US to Foreign             35,880               -               -                  -              -                  -
Intercompany-Domestic Subs                  -               -               -                  -              -                  -
Intercompany-Foreign to US                  -               -               -                  -              -                  -
Intercompany-Foreign Subs                   -               -               -                  -              -                  -
Intercompany Royalty                        -               -               -                  -              -                  -
                                 -------------------------------------------------------------------------------------------------
  TOTAL NET SALES                  11,842,611         990,612               -                  -              -                  -

Cost of Sales: 3rd party            8,346,799         640,525               -                  -              -                  -
     Intercompany                      28,607               -               -                  -              -                  -
     Intercompany Royalty                   -               -               -                  -              -                  -
                                 -------------------------------------------------------------------------------------------------
  TOTAL COST OF SALES               8,375,406         640,525               -                  -              -                  -

GROSS MARGIN                        3,467,205         350,087               -                  -              -                  -

Operating Expenses:
     Marketing                        175,333         165,536               -                  -              -                  -
     General & Administrative         312,739               -           1,090                  -              -                  -
     Research & Engineering            65,491               -               -                  -              -                  -
     Restructuring & Other                  -               -               -                  -              -                  -
     Severance                              -               -               -                  -              -                  -
     Profit Sharing                         -               -               -                  -              -                  -
                                 -------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                      553,563         165,536           1,090                  -              -                  -
                                 -------------------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS     2,913,642         184,551          (1,090)                 -              -                  -

Other Income:
     Interest Income -
      3rd party                             -               -               -                  -              -                  -
     Interest Income -
      Intercompany                          -          83,040               -                  -              -                  -
     Other Income -
      3rd party                      (524,674)             16               -                  -              -                  -
     Other Income -
      Intercompany                    (16,781)              -               -                  -              -                  -
     Interest Expense -
      3rd party                        14,469             249               -                  -              -                  -
     Interest Expense -
      Intercompany                          -               -               -                  -              -                  -
                                 -------------------------------------------------------------------------------------------------
  NET OTHER INCOME                   (555,924)         82,807               -                  -              -                  -

EXCHANGE GAIN/(LOSS)                        -           8,407               -                  -              -                  -
                                 -------------------------------------------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES
 & REORG. EXPENSE                   2,357,718         275,765          (1,090)                 -              -                  -

NET REORGANIZATION EXPENSE                  -               -               -                  -              -                  -

INCOME TAX EXPENSE / (BENEFIT)        106,229          82,089               -                  -              -                  -

                                 -------------------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)               2,251,489         193,676          (1,090)                 -              -                  -
                                 =================================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002
(IN U.S. $'S)

                                                               POLAROID ASIA
                                  POLAROID                         PACIFIC                    INTERNATIONAL   MAG MEDIA,
                               PARTNERS, INC.  POLINT, INC.  INTERNATIONAL, INC.  PMC, INC.   POLAROID CORP.   LIMITED
                              -------------------------------------------------------------------------------------------
Sales: 3rd party                            -             -                    -          -                -           -
Intercompany-US to Foreign                  -             -                    -          -                -           -
Intercompany-Domestic Subs                  -             -                    -          -                -           -
Intercompany-Foreign to US                  -             -                    -          -                -           -
Intercompany-Foreign Subs                   -             -                    -          -                -           -
Intercompany Royalty                        -             -                    -          -                -           -
                              -------------------------------------------------------------------------------------------
  TOTAL NET SALES                           -             -                    -          -                -           -

Cost of Sales: 3rd party                    -             -                    -          -                -           -
     Intercompany                           -             -                    -          -                -           -
     Intercompany Royalty                   -             -                    -          -                -           -
                              -------------------------------------------------------------------------------------------
  TOTAL COST OF SALES                       -             -                    -          -                -           -

GROSS MARGIN                                -             -                    -          -                -           -

Operating Expenses:
     Marketing                              -             -                    -          -                -           -
     General & Administrative             586           467                   15        715                -         467
     Research & Engineering                 -             -                    -          -                -           -
     Restructuring & Other                  -             -                    -          -                -           -
     Severance                              -             -                    -          -                -           -
     Profit Sharing                         -             -                    -          -                -           -
                              -------------------------------------------------------------------------------------------
  TOTAL EXPENSES                          586           467                   15        715                -         467
                              -------------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM
 OPERATIONS                              (586)         (467)                 (15)      (715)               -        (467)

Other Income:
     Interest Income -
      3rd party                             -             -                    -          -                -           -
     Interest Income -
      Intercompany                          -             -                    -          -                -           -
     Other Income -
      3rd party                             -             -                    -          -                -           -
     Other Income -
      Intercompany                          -             -                    -          -                -           -
     Interest Expense -
      3rd party                             -             -                    -          -                -           -
     Interest Expense -
      Intercompany                          -             -                    -          -                -           -
                              -------------------------------------------------------------------------------------------
  NET OTHER INCOME                          -             -                    -          -                -           -

EXCHANGE GAIN/(LOSS)                        -             -                    -          -                -           -
                              -------------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES
 & REORG. EXPENSE                        (586)         (467)                 (15)      (715)               -        (467)

NET REORGANIZATION EXPENSE                  -             -                    -          -                -           -

INCOME TAX EXPENSE / (BENEFIT)              -             -                    -          -                -           -
                              -------------------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                    (586)         (467)                 (15)      (715)               -        (467)
                              ===========================================================================================

                                 POLAROID EYEWEAR
                                   FAR EAST INC.
                                -----------------
Sales: 3rd party                                -
Intercompany-US to Foreign                      -
Intercompany-Domestic Subs                      -
Intercompany-Foreign to US                      -
Intercompany-Foreign Subs                       -
Intercompany Royalty                            -
                                -----------------
  TOTAL NET SALES                               -
Cost of Sales: 3rd party                        -
     Intercompany                               -
     Intercompany Royalty                       -
                                -----------------
  TOTAL COST OF SALES                           -

GROSS MARGIN                                    -

Operating Expenses:
     Marketing                                  -
     General & Administrative                   -
     Research & Engineering                     -
     Restructuring & Other                      -
     Severance                                  -
     Profit Sharing                             -
                                -----------------
  TOTAL EXPENSES                                -
                                -----------------
PROFIT / (LOSS) FROM
 OPERATIONS                                     -

Other Income:
     Interest Income -
      3rd party                                 -
     Interest Income -
      Intercompany                              -
     Other Income -
      3rd party                                 -
     Other Income -
      Intercompany                              -
     Interest Expense -
      3rd party                                 -
     Interest Expense -
      Intercompany                              -
                                -----------------
  NET OTHER INCOME                              -

EXCHANGE GAIN/(LOSS)                            -
                                -----------------
PROFIT / (LOSS) BEFORE TAXES
 & REORG. EXPENSE                               -

NET REORGANIZATION EXPENSE                      -

INCOME TAX EXPENSE / (BENEFIT)                  -
                                -----------------
NET EARNINGS / (LOSS)                           -
                                =================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002
(IN U.S. $'S)

                                                                       POLAROID
                                                    POLAROID DRY        ONLINE
                                                    IMAGING LLC      SERVICES, INC.       SUBTOTAL        US ADJUSTMENTS
                                                -------------------------------------------------------------------------
Sales: 3rd party                                                -                 -      384,657,231                   -
Intercompany-US to Foreign                                      -                 -      167,134,570                   -
Intercompany-Domestic Subs                                      -                 -        1,674,238                   -
Intercompany-Foreign to US                                      -                 -            6,730                   -
Intercompany-Foreign Subs                                       -                 -        2,480,039                   -
Intercompany Royalty                                            -                 -       (2,418,560)                  -
                                                -------------------------------------------------------------------------
  TOTAL NET SALES                                               -                 -      553,534,248                   -

Cost of Sales: 3rd party                                        -                 -      361,256,447             507,983
     Intercompany                                               -                 -      130,814,760                   -
     Intercompany Royalty                                       -                 -                -                   -
                                                -------------------------------------------------------------------------
  TOTAL COST OF SALES                                           -                 -      492,071,207             507,983

GROSS MARGIN                                                    -                 -       61,463,041            (507,983)

Operating Expenses:
     Marketing                                                  -                 -      110,122,355              11,970
     General & Administrative                                   -                 -       43,319,876                   -
     Research & Engineering                                     -                 -       28,700,989                   -
     Restructuring & Other                                      -                 -        2,449,018                   -
     Severance                                                  -                 -        1,860,312                   -
     Profit Sharing                                             -                 -        2,241,824                   -
                                                -------------------------------------------------------------------------
  TOTAL EXPENSES                                                -                 -      188,694,374              11,970
                                                -------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                 -                 -     (127,231,332)           (519,953)

Other Income:
     Interest Income - 3rd party                                -                 -               91                   -
     Interest Income - Intercompany                             -                 -          357,270                   -
     Other Income - 3rd party                                   -                 -      (26,114,933)                  -
     Other Income - Intercompany                                -                 -       (1,122,219)                  -
     Interest Expense - 3rd party                               -                 -         (361,033)                  -
     Interest Expense - Intercompany                            -                 -                -                   -
                                                -------------------------------------------------------------------------
  NET OTHER INCOME                                              -                 -      (26,518,758)                  -

EXCHANGE GAIN/(LOSS)                                            -                 -       (1,164,139)                  -
                                                -------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                   -                 -     (154,914,230)           (519,953)

NET REORGANIZATION EXPENSE                                      -                 -       13,517,245                   -

INCOME TAX EXPENSE / (BENEFIT)                                  -                 -       (4,482,208)         (1,067,686)
                                                -------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                           -                 -     (163,949,267)            547,733
                                                =========================================================================

                                                  ELIMINATIONS          TOTAL
---------------------------------------------------------------------------------
Sales: 3rd party                                             -       384,657,231
Intercompany-US to Foreign                          (1,685,465)      165,449,105
Intercompany-Domestic Subs                          (1,674,237)                0
Intercompany-Foreign to US                              (6,730)                -
Intercompany-Foreign Subs                                    -         2,480,039
Intercompany Royalty                                         -        (2,418,560)
                                                ---------------------------------
  TOTAL NET SALES                                   (3,366,432)      550,167,816

Cost of Sales: 3rd party                            (1,140,283)      360,624,148
     Intercompany                                      397,694       131,212,454
     Intercompany Royalty                                    -                 -
                                                ---------------------------------
  TOTAL COST OF SALES                                 (742,588)      491,836,601

GROSS MARGIN                                        (2,623,844)       58,331,214

Operating Expenses:
     Marketing                                               -       110,134,325
     General & Administrative                                -        43,319,876
     Research & Engineering                                  -        28,700,989
     Restructuring & Other                              26,667         2,475,685
     Severance                                          11,000         1,871,312
     Profit Sharing                                          -         2,241,824
                                                ---------------------------------
  TOTAL EXPENSES                                        37,667       188,744,011
                                                ---------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (2,661,511)     (130,412,796)

Other Income:
     Interest Income - 3rd party                             -                91
     Interest Income - Intercompany                          -           357,270
     Other Income - 3rd party                                -       (26,114,933)
     Other Income - Intercompany                             -        (1,122,219)
     Interest Expense - 3rd party                            -          (361,033)
     Interest Expense - Intercompany                         -                 -
                                                ---------------------------------
  NET OTHER INCOME                                           -       (26,518,758)

EXCHANGE GAIN/(LOSS)                                         -        (1,164,139)
                                                ---------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (2,661,511)     (158,095,694)

NET REORGANIZATION EXPENSE                                   -        13,517,245

INCOME TAX EXPENSE / (BENEFIT)                      (1,367,644)       (6,917,538)
                                                ---------------------------------
NET EARNINGS / (LOSS)                               (1,293,867)     (164,695,401)
                                                =================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002
(in U.S. $'S)

                                                          POLAROID     POLAROID LATIN   POLAROID ASIA
                                                         CORPORATION    AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.
                                                     --------------------------------------------------------------------
Sales: 3rd party                                         206,814,639        7,478,946               -                  -
Intercompany-US to Foreign                               119,600,310                -               -                  -
Intercompany-Domestic Subs                                 1,621,458                -               -                  -
Intercompany-Foreign to US                                         -            5,780               -                  -
Intercompany-Foreign Subs                                          -        1,492,690               -                  -
Intercompany Royalty                                       8,581,342                -               -                  -
                                                     --------------------------------------------------------------------
  TOTAL NET SALES                                        336,617,748        8,977,416               -                  -

COS: 3rd party                                           184,617,112        7,089,503         139,559                  -
     Intercompany                                         95,667,427        1,161,212               -                  -
     Intercompany Royalty                                          -                -               -                  -
                                                     --------------------------------------------------------------------
  TOTAL COS                                              280,284,539        8,250,715         139,559                  -

GROSS MARGIN                                              56,333,209          726,701        (139,559)                 -

Operating Expenses:
     Marketing                                            53,336,455        1,691,188             535                  -
     General & Administrative                             28,802,471                -               -                  -
     Research & Engineering                               18,156,876                -               -                  -
     Restructuring & Other                                 1,310,669        1,138,349               -                  -
     Severance                                                     -           33,412               -                  -
     Profit Sharing                                        3,069,057                -               -                  -
                                                     --------------------------------------------------------------------
  TOTAL EXPENSES                                         104,675,528        2,862,949             535                  -

                                                     --------------------------------------------------------------------

PROFIT / (LOSS) FROM OPERATIONS                          (48,342,319)      (2,136,248)       (140,094)                 -

Other Income:
     Interest Income - 3rd party                                   -                -               -                  -
     Interest Income - Intercompany                          195,432                -               -                  -
     Other Income - 3rd party                              6,401,277           25,568               -             (3,216)
     Other Income - Intercompany                            (128,101)          60,150               -                  -
     Interest Expense - 3rd party                            408,465           24,194               -                  -
     Interest Expense - Intercompany                               -                -               -                  -
                                                     --------------------------------------------------------------------
  NET OTHER INCOME                                         6,060,144           61,524               -             (3,216)

EXCHANGE GAIN/(LOSS)                                      (2,425,205)          16,151               -                  -
                                                     --------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE            (44,707,380)      (2,058,573)       (140,094)            (3,216)

NET REORGANIZATION EXPENSE                                 8,127,710           (1,097)              -                  -

INCOME TAX EXPENSE / (BENEFIT)                               148,159                -               -                  -
                                                     --------------------------------------------------------------------
NET EARNINGS / (LOSS)                                    (52,983,249)      (2,057,476)       (140,094)            (3,216)
                                                     ====================================================================

                                                    POLAROID              POLAROID DIGITAL           POLAROID ID
                                                  EYEWEAR, INC.            SOLUTIONS, INC.           SYSTEMS, INC.
                                                -------------------------------------------------------------------
Sales: 3rd party                                              -                    (255,152)             2,141,548
Intercompany-US to Foreign                                    -                           -                      -
Intercompany-Domestic Subs                                    -                           -                      -
Intercompany-Foreign to US                                    -                           -                      -
Intercompany-Foreign Subs                                     -                           -                      -
Intercompany Royalty                                          -                           -                      -
                                                -------------------------------------------------------------------
  TOTAL NET SALES                                             -                    (255,152)             2,141,548

COS: 3rd party                                                -                      19,790              1,576,754
     Intercompany                                             -                           -                      -
     Intercompany Royalty                                     -                           -                      -
                                                -------------------------------------------------------------------
  TOTAL COS                                                   -                      19,790              1,576,754

GROSS MARGIN                                                  -                    (274,942)               564,794

Operating Expenses:
     Marketing                                          148,486                     786,093                      -
     General & Administrative                                 -                           -                312,739
     Research & Engineering                                   -                           -                      -
     Restructuring & Other                                    -                           -                      -
     Severance                                                -                           -                      -
     Profit Sharing                                           -                           -                      -
                                                -------------------------------------------------------------------
  TOTAL EXPENSES                                        148,486                     786,093                312,739

                                                -------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        (148,486)                 (1,061,035)               252,055

Other Income:
     Interest Income - 3rd party                              -                           -                      -
     Interest Income - Intercompany                           -                           -                      -
     Other Income - 3rd party                                 -                   4,817,483               (334,517)
     Other Income - Intercompany                              -                           -                      -
     Interest Expense - 3rd party                             -                           -                      -
     Interest Expense - Intercompany                          -                           -                      -
                                                -------------------------------------------------------------------
  NET OTHER INCOME                                            -                   4,817,483               (334,517)

EXCHANGE GAIN/(LOSS)                                   (135,370)                          -                      -
                                                -------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          (283,856)                  3,756,448                (82,462)

NET REORGANIZATION EXPENSE                                    -                        (393)                     -

INCOME TAX EXPENSE / (BENEFIT)                                -                           -                      -
                                                -------------------------------------------------------------------
NET EARNINGS / (LOSS)                                  (283,856)                  3,756,841                (82,462)
                                                ===================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002
(in U.S. $'S)

                                                       POLAROID          SUB DEBT            PRD              PRD
                                                      MALAYSIA, LTD.  PARTNERS CORP.   INVESTMENT, INC.  CAPITAL, INC.
                                                    -------------------------------------------------------------------
Sales: 3rd party                                             567,718               -                  -              -
Intercompany-US to Foreign                                         -               -                  -              -
Intercompany-Domestic Subs                                         -               -                  -              -
Intercompany-Foreign to US                                         -               -                  -              -
Intercompany-Foreign Subs                                          -               -                  -              -
Intercompany Royalty                                               -               -                  -              -
                                                    -------------------------------------------------------------------
  TOTAL NET SALES                                            567,718               -                  -              -

COS: 3rd party                                               380,213               -                  -              -
     Intercompany                                                  -               -                  -              -
     Intercompany Royalty                                          -               -                  -              -
                                                    -------------------------------------------------------------------
  TOTAL COS                                                  380,213               -                  -              -

GROSS MARGIN                                                 187,505               -                  -              -

Operating Expenses:
     Marketing                                               121,778               -                  -              -
     General & Administrative                                      -           1,090                  -              -
     Research & Engineering                                        -               -                  -              -
     Restructuring & Other                                         -               -                  -              -
     Severance                                                     -               -                  -              -
     Profit Sharing                                                -               -                  -              -
                                                    -------------------------------------------------------------------
  TOTAL EXPENSES                                             121,778           1,090                  -              -

                                                    -------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                               65,727          (1,090)                 -              -

Other Income:
     Interest Income - 3rd party                                   -               -                  -              -
     Interest Income - Intercompany                           50,849               -                  -              -
     Other Income - 3rd party                                     16               -                  -              -
     Other Income - Intercompany                                   -               -                  -              -
     Interest Expense - 3rd party                                172               -                  -              -
     Interest Expense - Intercompany                               -               -                  -              -
                                                    -------------------------------------------------------------------
  NET OTHER INCOME                                            50,693               -                  -              -

EXCHANGE GAIN/(LOSS)                                          (8,300)              -                  -              -
                                                    -------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                108,120          (1,090)                 -              -

NET REORGANIZATION EXPENSE                                         -               -                  -              -

INCOME TAX EXPENSE / (BENEFIT)                                33,385               -                  -              -

                                                    -------------------------------------------------------------------
NET EARNINGS / (LOSS)                                         74,735          (1,090)                 -              -
                                                    ===================================================================

                                                   POLAROID MEMORIAL     POLAROID
                                                       DRIVE LLC       PARTNERS, INC.    POLINT, INC.
                                                  ----------------------------------------------------
Sales: 3rd party                                                   -                -               -
Intercompany-US to Foreign                                         -                -               -
Intercompany-Domestic Subs                                         -                -               -
Intercompany-Foreign to US                                         -                -               -
Intercompany-Foreign Subs                                          -                -               -
Intercompany Royalty                                               -                -               -
                                                  ----------------------------------------------------
  TOTAL NET SALES                                                  -                -               -

COS: 3rd party                                                     -                -               -
     Intercompany                                                  -                -               -
     Intercompany Royalty                                          -                -               -
                                                  ----------------------------------------------------
  TOTAL COS                                                        -                -               -

GROSS MARGIN                                                       -                -               -

Operating Expenses:
     Marketing                                                     -                -               -
     General & Administrative                                      -              586             467
     Research & Engineering                                        -                -               -
     Restructuring & Other                                         -                -               -
     Severance                                                     -                -               -
     Profit Sharing                                                -                -               -
                                                  ----------------------------------------------------
  TOTAL EXPENSES                                                   -              586             467

                                                  ----------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                    -             (586)           (467)

Other Income:
     Interest Income - 3rd party                                   -                -               -
     Interest Income - Intercompany                                -                -               -
     Other Income - 3rd party                                      -                -               -
     Other Income - Intercompany                                   -                -               -
     Interest Expense - 3rd party                                  -                -               -
     Interest Expense - Intercompany                               -                -               -
                                                  ----------------------------------------------------
  NET OTHER INCOME                                                 -                -               -

EXCHANGE GAIN/(LOSS)                                               -                -               -
                                                  ----------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                      -             (586)           (467)

NET REORGANIZATION EXPENSE                                         -                -               -

INCOME TAX EXPENSE / (BENEFIT)                                     -                -               -

                                                  ----------------------------------------------------
NET EARNINGS / (LOSS)                                              -             (586)           (467)
                                                  ====================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002
(in U.S. $'S)

                                                 POLAROID ASIA
                                                    PACIFIC                        INTERNATIONAL      MAG MEDIA,  POLAROID EYEWEAR
                                               INTERNATIONAL, INC.    PMC, INC.    POLAROID CORP.      LIMITED      FAR EAST INC.
                                               -----------------------------------------------------------------------------------
Sales: 3rd party                                                 -            -                 -              -                 -
Intercompany-US to Foreign                                       -            -                 -              -                 -
Intercompany-Domestic Subs                                       -            -                 -              -                 -
Intercompany-Foreign to US                                       -            -                 -              -                 -
Intercompany-Foreign Subs                                        -            -                 -              -                 -
Intercompany Royalty                                             -            -                 -              -                 -
                                               -----------------------------------------------------------------------------------
  TOTAL NET SALES                                                -            -                 -              -                 -

COS: 3rd party                                                   -            -                 -              -                 -
     Intercompany                                                -            -                 -              -                 -
     Intercompany Royalty                                        -            -                 -              -                 -
                                               -----------------------------------------------------------------------------------
  TOTAL COS                                                      -            -                 -              -                 -

GROSS MARGIN                                                     -            -                 -              -                 -

Operating Expenses:
     Marketing                                                   -            -                 -              -                 -
     General & Administrative                                   15          715                 -            467                 -
     Research & Engineering                                      -            -                 -              -                 -
     Restructuring & Other                                       -            -                 -              -                 -
     Severance                                                   -            -                 -              -                 -
     Profit Sharing                                              -            -                 -              -                 -
                                               -----------------------------------------------------------------------------------
  TOTAL EXPENSES                                                15          715                 -            467                 -
                                               -----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                (15)        (715)                -           (467)                -

Other Income:
     Interest Income - 3rd party                                 -            -                 -              -                 -
     Interest Income - Intercompany                              -            -                 -              -                 -
     Other Income - 3rd party                                    -            -                 -              -                 -
     Other Income - Intercompany                                 -            -                 -              -                 -
     Interest Expense - 3rd party                                -            -                 -              -                 -
     Interest Expense - Intercompany                             -            -                 -              -                 -
                                               -----------------------------------------------------------------------------------
  NET OTHER INCOME                                               -            -                 -              -                 -

EXCHANGE GAIN/(LOSS)                                             -            -                 -              -                 -
                                               -----------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                  (15)        (715)                -           (467)                -

NET REORGANIZATION EXPENSE                                       -            -                 -              -                 -

INCOME TAX EXPENSE / (BENEFIT)                                   -            -                 -              -                 -
                                               -----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                          (15)        (715)                -           (467)                -
                                               ===================================================================================

                                                                         POLAROID
                                                   POLAROID DRY           ONLINE
                                                    IMAGING LLC        SERVICES, INC.
                                               --------------------------------------
Sales: 3rd party                                              -                     -
Intercompany-US to Foreign                                    -                     -
Intercompany-Domestic Subs                                    -                     -
Intercompany-Foreign to US                                    -                     -
Intercompany-Foreign Subs                                     -                     -
Intercompany Royalty                                          -                     -
                                               --------------------------------------
  TOTAL NET SALES                                             -                     -

COS: 3rd party                                                -                     -
     Intercompany                                             -                     -
     Intercompany Royalty                                     -                     -
                                               --------------------------------------
  TOTAL COS                                                   -                     -

GROSS MARGIN                                                  -                     -

Operating Expenses:
     Marketing                                                -                     -
     General & Administrative                                 -                     -
     Research & Engineering                                   -                     -
     Restructuring & Other                                    -                     -
     Severance                                                -                     -
     Profit Sharing                                           -                     -
                                               --------------------------------------
  TOTAL EXPENSES                                              -                     -
                                               --------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                               -                     -

Other Income:
     Interest Income - 3rd party                              -                     -
     Interest Income - Intercompany                           -                     -
     Other Income - 3rd party                                 -                     -
     Other Income - Intercompany                              -                     -
     Interest Expense - 3rd party                             -                     -
     Interest Expense - Intercompany                          -                     -
                                               --------------------------------------
  NET OTHER INCOME                                            -                     -

EXCHANGE GAIN/(LOSS)                                          -                     -
                                               --------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                 -                     -

NET REORGANIZATION EXPENSE                                    -                     -

INCOME TAX EXPENSE / (BENEFIT)                                -                     -
                                               --------------------------------------
NET EARNINGS / (LOSS)                                         -                     -
                                               ======================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002
(in U.S. $'S)

                                                           SUBTOTAL        US ADJUSTMENTS      ELIMINATIONS          TOTAL
                                                      -----------------------------------------------------------------------
Sales: 3rd party                                          216,747,699                   -                 -       216,747,699
Intercompany-US to Foreign                                119,600,310                   -        (1,085,865)      118,514,445
Intercompany-Domestic Subs                                  1,621,458                   -        (1,621,458)                -
Intercompany-Foreign to US                                      5,780                   -            (5,780)                -
Intercompany-Foreign Subs                                   1,492,690                   -                 -         1,492,690
Intercompany Royalty                                        8,581,342                   -                 -         8,581,342
                                                      -----------------------------------------------------------------------
  TOTAL NET SALES                                         348,049,278                   -        (2,713,103)      345,336,175

COS: 3rd party                                            193,822,931                   -        (1,140,283)      192,682,648
     Intercompany                                          96,828,639                   -         1,330,961        98,159,600
     Intercompany Royalty                                           -                   -                 -                 -
                                                      -----------------------------------------------------------------------
  TOTAL COS                                               290,651,570                   -           190,679       290,842,248

GROSS MARGIN                                               57,397,708                   -        (2,903,782)       54,493,926

Operating Expenses:
     Marketing                                             56,084,535                   -                 -        56,084,535
     General & Administrative                              29,118,550                   -                 -        29,118,550
     Research & Engineering                                18,156,876                   -                 -        18,156,876
     Restructuring & Other                                  2,449,018                   -            26,667         2,475,685
     Severance                                                 33,412                   -           (35,000)           (1,588)
     Profit Sharing                                         3,069,057                   -                 -         3,069,057
                                                      -----------------------------------------------------------------------
  TOTAL EXPENSES                                          108,911,448                   -            (8,333)      108,903,115
                                                      -----------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           (51,513,740)                  -        (2,895,449)      (54,409,189)

Other Income:
     Interest Income - 3rd party                                    -                   -                 -                 -
     Interest Income - Intercompany                           246,281                   -                 -           246,281
     Other Income - 3rd party                              10,906,611                   -                 -        10,906,611
     Other Income - Intercompany                              (67,951)                  -                 -           (67,951)
     Interest Expense - 3rd party                             432,831                   -                 -           432,831
     Interest Expense - Intercompany                                -                   -                 -                 -
                                                      -----------------------------------------------------------------------
  NET OTHER INCOME                                         10,652,111                   -                 -        10,652,111

EXCHANGE GAIN/(LOSS)                                       (2,552,724)                  -                 -        (2,552,724)
                                                      -----------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             (43,414,353)                  -        (2,895,449)      (46,309,802)

NET REORGANIZATION EXPENSE                                  8,126,220                   -                 -         8,126,220

INCOME TAX EXPENSE / (BENEFIT)                                181,544                   -        (1,074,399)         (892,855)
                                                      -----------------------------------------------------------------------
NET EARNINGS / (LOSS)                                     (51,722,117)                  -        (1,821,050)      (53,543,167)
                                                      =======================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                     POLAROID       POLAROID LATIN     POLAROID ASIA
                                                    CORPORATION      AMERICA CORP.      PACIFIC LTD.     INNER CITY, INC.
                                                  ------------------------------------------------------------------------
Sales: 3rd party                                    112,676,018          3,607,241                 -                    -
Intercompany-US to Foreign                           61,065,283                  -                 -                    -
Intercompany-Domestic Subs                                    -                  -                 -                    -
Intercompany-Foreign to US                                    -              1,717                 -                    -
Intercompany-Foreign Subs                                     -            423,490                 -                    -
Intercompany Royalty                                  4,053,193                  -                 -                    -
                                                  ------------------------------------------------------------------------
   TOTAL NET SALES                                  177,794,495          4,032,448                 -                    -

COS:  3rd party                                     101,576,657          3,513,716            69,706                    -
      Intercompany                                   50,546,491             10,013                 -                    -
      Intercompany Royalty                                    -                  -                 -                    -
                                                  ------------------------------------------------------------------------
   TOTAL COS                                        152,123,148          3,523,729            69,706                    -

GROSS MARGIN                                         25,671,347            508,719           (69,706)                   -

Operating Expenses:
      Marketing                                      25,473,567            737,962                 -                    -
      General & Administrative                       17,903,325                  -                 -                 (348)
      Research & Engineering                          8,654,796                  -                 -                    -
      Restructuring & Other                             783,362          1,069,183                 -                    -
      Severance                                               -             (5,823)                -                    -
      Profit Sharing                                    353,665                  -                 -                    -
                                                  ------------------------------------------------------------------------
   TOTAL EXPENSES                                    53,168,714          1,801,322                 -                 (348)

                                                  ------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (27,497,367)        (1,292,603)          (69,706)                 348

Other Income:
      Interest Income - 3rd party                             -                  -                 -                    -
      Interest Income - Intercompany                     79,321                  -                 -                    -
      Other Income - 3rd party                          868,252             (6,530)                -              (36,220)
      Other Income - Intercompany                      (115,685)            60,150                 -                    -
      Interest Expense - 3rd party                      159,803              6,238                 -                    -
      Interest Expense - Intercompany                         -                  -                 -                    -
                                                  ------------------------------------------------------------------------
   NET OTHER INCOME                                     672,084             47,382                 -              (36,220)

EXCHANGE GAIN/(LOSS)                                 (1,707,704)                 -                 -                    -
                                                  ------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (28,532,987)        (1,245,221)          (69,706)             (35,872)

NET REORGANIZATION EXPENSE                            4,152,135                  -                 -                    -

INCOME TAX EXPENSE / (BENEFIT)                           35,564                  -                 -                    -

                                                  ------------------------------------------------------------------------
NET EARNINGS / (LOSS)                               (32,720,686)        (1,245,221)          (69,706)             (35,872)
                                                  ========================================================================

                                                      POLAROID        POLAROID DIGITAL     POLAROID ID         POLAROID
                                                    EYEWEAR, INC.      SOLUTIONS, INC.     SYSTEMS, INC.     MALAYSIA, LTD.
                                                  ---------------------------------------------------------------------------
Sales: 3rd party                                                -                    -         1,017,893            284,579
Intercompany-US to Foreign                                      -                    -                 -                  -
Intercompany-Domestic Subs                                      -                    -                 -                  -
Intercompany-Foreign to US                                      -                    -                 -                  -
Intercompany-Foreign Subs                                       -                    -                 -                  -
Intercompany Royalty                                            -                    -                 -                  -
                                                  --------------------------------------------------------------------------
   TOTAL NET SALES                                              -                    -         1,017,893            284,579

COS:  3rd party                                                 -                    -           845,101            182,233
      Intercompany                                              -                    -                 -                  -
      Intercompany Royalty                                      -                    -                 -                  -
                                                  --------------------------------------------------------------------------
   TOTAL COS                                                    -                    -           845,101            182,233

GROSS MARGIN                                                    -                    -           172,792            102,346

Operating Expenses:
      Marketing                                           148,000                    -                 -             70,871
      General & Administrative                                  -                    -           312,739                  -
      Research & Engineering                                    -                    -                 -                  -
      Restructuring & Other                                     -                    -                 -                  -
      Severance                                                 -                    -                 -                  -
      Profit Sharing                                            -                    -                 -                  -
                                                  --------------------------------------------------------------------------
   TOTAL EXPENSES                                         148,000                    -           312,739             70,871

                                                  --------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                          (148,000)                   -          (139,947)            31,475

Other Income:
      Interest Income - 3rd party                               -                    -                 -                  -
      Interest Income - Intercompany                            -                    -                 -             18,163
      Other Income - 3rd party                                  -                    -           (14,091)                 -
      Other Income - Intercompany                               -                    -                 -                  -
      Interest Expense - 3rd party                              -                    -                 -                 58
      Interest Expense - Intercompany                           -                    -                 -                  -
                                                  --------------------------------------------------------------------------
   NET OTHER INCOME                                             -                    -           (14,091)            18,105

EXCHANGE GAIN/(LOSS)                                       (8,205)                   -                 -             (7,944)
                                                  --------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE            (156,205)                   -          (154,038)            41,636

NET REORGANIZATION EXPENSE                                      -                    -                 -                  -

INCOME TAX EXPENSE / (BENEFIT)                                  -                    -                 -             14,737

                                                  --------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                    (156,205)                   -          (154,038)            26,899
                                                  ==========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                       SUB DEBT              PRD                PRD           POLAROID MEMORIAL
                                                    PARTNERS CORP.     INVESTMENT, INC.     CAPITAL, INC.         DRIVE LLC
                                                  -------------------------------------------------------------------------------
Sales: 3rd party                                                 -                    -                 -                     -
Intercompany-US to Foreign                                       -                    -                 -                     -
Intercompany-Domestic Subs                                       -                    -                 -                     -
Intercompany-Foreign to US                                       -                    -                 -                     -
Intercompany-Foreign Subs                                        -                    -                 -                     -
Intercompany Royalty                                             -                    -                 -                     -
                                                  -------------------------------------------------------------------------------
   TOTAL NET SALES                                               -                    -                 -                     -

COS:  3rd party                                                  -                    -                 -                     -
      Intercompany                                               -                    -                 -                     -
      Intercompany Royalty                                       -                    -                 -                     -
                                                  -------------------------------------------------------------------------------
   TOTAL COS                                                     -                    -                 -                     -

GROSS MARGIN                                                     -                    -                 -                     -

Operating Expenses:
      Marketing                                                  -                    -                 -                     -
      General & Administrative                                   -                    -                 -                     -
      Research & Engineering                                     -                    -                 -                     -
      Restructuring & Other                                      -                    -                 -                     -
      Severance                                                  -                    -                 -                     -
      Profit Sharing                                             -                    -                 -                     -
                                                  -------------------------------------------------------------------------------
   TOTAL EXPENSES                                                -                    -                 -                     -

                                                  -------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                  -                    -                 -                     -

Other Income:
      Interest Income - 3rd party                                -                    -                 -                     -
      Interest Income - Intercompany                             -                    -                 -                     -
      Other Income - 3rd party                                   -                    -                 -                     -
      Other Income - Intercompany                                -                    -                 -                     -
      Interest Expense - 3rd party                               -                    -                 -                     -
      Interest Expense - Intercompany                            -                    -                 -                     -
                                                  -------------------------------------------------------------------------------
   NET OTHER INCOME                                              -                    -                 -                     -

EXCHANGE GAIN/(LOSS)                                             -                    -                 -                     -
                                                  -------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                    -                    -                 -                     -

NET REORGANIZATION EXPENSE                                       -                    -                 -                     -

INCOME TAX EXPENSE / (BENEFIT)                                   -                    -                 -                     -

                                                  -------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                            -                    -                 -                     -
                                                  ===============================================================================

                                                                                    POLAROID ASIA
                                                      POLAROID                          PACIFIC                    INTERNATIONAL
                                                   PARTNERS, INC.  POLINT, INC.   INTERNATIONAL, INC.   PMC, INC.  POLAROID CORP.
                                                  --------------------------------------------------------------------------------
Sales: 3rd party                                                -             -                     -           -               -
Intercompany-US to Foreign                                      -             -                     -           -               -
Intercompany-Domestic Subs                                      -             -                     -           -               -
Intercompany-Foreign to US                                      -             -                     -           -               -
Intercompany-Foreign Subs                                       -             -                     -           -               -
Intercompany Royalty                                            -             -                     -           -               -
                                                  --------------------------------------------------------------------------------
   TOTAL NET SALES                                              -             -                     -           -               -

COS:  3rd party                                                 -             -                     -           -               -
      Intercompany                                              -             -                     -           -               -
      Intercompany Royalty                                      -             -                     -           -               -
                                                  --------------------------------------------------------------------------------
   TOTAL COS                                                    -             -                     -           -               -

GROSS MARGIN                                                    -             -                     -           -               -

Operating Expenses:
      Marketing                                                 -             -                     -           -               -
      General & Administrative                                100             -                    15           -               -
      Research & Engineering                                    -             -                     -           -               -
      Restructuring & Other                                     -             -                     -           -               -
      Severance                                                 -             -                     -           -               -
      Profit Sharing                                            -             -                     -           -               -
                                                  --------------------------------------------------------------------------------
   TOTAL EXPENSES                                             100             -                    15           -               -

                                                  --------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                              (100)            -                   (15)          -               -

Other Income:
      Interest Income - 3rd party                               -             -                     -           -               -
      Interest Income - Intercompany                            -             -                     -           -               -
      Other Income - 3rd party                                  -             -                     -           -               -
      Other Income - Intercompany                               -             -                     -           -               -
      Interest Expense - 3rd party                              -             -                     -           -               -
      Interest Expense - Intercompany                           -             -                     -           -               -
                                                  --------------------------------------------------------------------------------
   NET OTHER INCOME                                             -             -                     -           -               -

EXCHANGE GAIN/(LOSS)                                            -             -                     -           -               -
                                                  --------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                (100)            -                   (15)          -               -

NET REORGANIZATION EXPENSE                                      -             -                     -           -               -

INCOME TAX EXPENSE / (BENEFIT)                                  -             -                     -           -               -

                                                  --------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                        (100)            -                   (15)          -               -
                                                  ================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                                                                              POLAROID
                                                MAG MEDIA,       POLAROID EYEWEAR       POLAROID DRY           ONLINE
                                                 LIMITED           FAR EAST INC.        IMAGING LLC         SERVICES, INC.
                                               ----------------------------------------------------------------------------
Sales: 3rd party                                         -                      -                  -                     -
Intercompany-US to Foreign                               -                      -                  -                     -
Intercompany-Domestic Subs                               -                      -                  -                     -
Intercompany-Foreign to US                               -                      -                  -                     -
Intercompany-Foreign Subs                                -                      -                  -                     -
Intercompany Royalty                                     -                      -                  -                     -
                                               ----------------------------------------------------------------------------
   TOTAL NET SALES                                       -                      -                  -                     -

COS:  3rd party                                          -                      -                  -                     -
      Intercompany                                       -                      -                  -                     -
      Intercompany Royalty                               -                      -                  -                     -
                                               ----------------------------------------------------------------------------
      TOTAL COS                                          -                      -                  -                     -

GROSS MARGIN                                             -                      -                  -                     -

Operating Expenses:
      Marketing                                          -                      -                  -                     -
      General & Administrative                           -                      -                  -                     -
      Research & Engineering                             -                      -                  -                     -
      Restructuring & Other                              -                      -                  -                     -
      Severance                                          -                      -                  -                     -
      Profit Sharing                                     -                      -                  -                     -
                                               ----------------------------------------------------------------------------
   TOTAL EXPENSES                                        -                      -                  -                     -

                                               ----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                          -                      -                  -                     -

Other Income:
      Interest Income - 3rd party                        -                      -                  -                     -
      Interest Income - Intercompany                     -                      -                  -                     -
      Other Income - 3rd party                           -                      -                  -                     -
      Other Income - Intercompany                        -                      -                  -                     -
      Interest Expense - 3rd party                       -                      -                  -                     -
      Interest Expense - Intercompany                    -                      -                  -                     -
                                               ----------------------------------------------------------------------------
   NET OTHER INCOME                                      -                      -                  -                     -

EXCHANGE GAIN/(LOSS)                                     -                      -                  -                     -
                                               ----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE            -                      -                  -                     -

NET REORGANIZATION EXPENSE                               -                      -                  -                     -

INCOME TAX EXPENSE / (BENEFIT)                           -                      -                  -                     -

                                               ----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                    -                      -                  -                     -
                                               ============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                        SUBTOTAL        US ADJUSTMENTS         ELIMINATIONS             TOTAL
                                                   ---------------------------------------------------------------------------
Sales: 3rd party                                       117,585,731                   -                    -       117,585,731
Intercompany-US to Foreign                              61,065,283                   -             (771,966)       60,293,317
Intercompany-Domestic Subs                                       -                   -                    -                 -
Intercompany-Foreign to US                                   1,717                   -               (1,717)                -
Intercompany-Foreign Subs                                  423,490                   -                    -           423,490
Intercompany Royalty                                     4,053,193                   -                    -         4,053,193
                                                   ---------------------------------------------------------------------------
   TOTAL NET SALES                                     183,129,415                   -             (773,683)      182,355,732

COS:  3rd party                                        106,187,413                   -             (726,254)      105,461,159
      Intercompany                                      50,556,504                   -              402,510        50,959,014
      Intercompany Royalty                                       -                   -                    -                 -
                                                   ---------------------------------------------------------------------------
   TOTAL COS                                           156,743,917                   -             (323,744)      156,420,173

GROSS MARGIN                                            26,385,498                   -             (449,939)       25,935,559

Operating Expenses:
      Marketing                                         26,430,400                   -                    -        26,430,400
      General & Administrative                          18,215,831                 (15)                   -        18,215,816
      Research & Engineering                             8,654,796                   -                    -         8,654,796
      Restructuring & Other                              1,852,545                   -               26,667         1,879,212
      Severance                                             (5,823)                  -               11,000             5,177
      Profit Sharing                                       353,665                   -                    -           353,665
                                                   ---------------------------------------------------------------------------
   TOTAL EXPENSES                                       55,501,413                 (15)              37,667        55,539,065

                                                   ---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        (29,115,915)                 15             (487,606)      (29,603,506)

Other Income:
      Interest Income - 3rd party                                -                   -                                      -
      Interest Income - Intercompany                        97,484                   -                                 97,484
      Other Income - 3rd party                             811,411                   -                                811,411
      Other Income - Intercompany                          (55,535)                  -                                (55,535)
      Interest Expense - 3rd party                         166,099                   -                                166,099
      Interest Expense - Intercompany                            -                   -                                      -
                                                   ---------------------------------------------------------------------------
   NET OTHER INCOME                                        687,260                   -                                687,260

EXCHANGE GAIN/(LOSS)                                    (1,723,853)                  -                             (1,723,853)
                                                   ---------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          (30,152,508)                 15             (487,606)      (30,640,099)

NET REORGANIZATION EXPENSE                               4,152,135                   -                              4,152,135

INCOME TAX EXPENSE / (BENEFIT)                              50,301                   -             (166,477)         (116,176)

                                                   ---------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                  (34,354,944)                 15             (321,129)      (34,676,058)
                                                   ===========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 3, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                       POLAROID        POLAROID LATIN      POLAROID ASIA
                                                      CORPORATION       AMERICA CORP.       PACIFIC LTD.      INNER CITY, INC.
                                                     --------------------------------------------------------------------------
Sales: 3rd party                                       45,518,553           1,120,662                  -                     -
Intercompany-US to Foreign                             19,847,277                   -                  -                     -
Intercompany-Domestic Subs                                      -                   -                  -                     -
Intercompany-Foreign to US                                      -               1,200                  -                     -
Intercompany-Foreign Subs                                       -              35,327                  -                     -
Intercompany Royalty                                      955,558                   -                  -                     -
                                                     --------------------------------------------------------------------------
   TOTAL NET SALES                                     66,321,388           1,157,189                  -                     -

COS:  3rd party                                        43,901,625           1,655,449            (29,385)                    -
      Intercompany                                     15,383,376            (377,151)                 -                     -
      Intercompany Royalty                                      -                   -                  -                     -
                                                     --------------------------------------------------------------------------
   TOTAL COS                                           59,285,001           1,278,298            (29,385)                    -

GROSS MARGIN                                            7,036,387            (121,109)            29,385                     -

Operating Expenses:
      Marketing                                        10,059,448             148,711                  1                     -
      General & Administrative                          9,820,548                   -                  -                  (348)
      Research & Engineering                            2,993,255                   -                  -                     -
      Restructuring & Other                               300,000               9,353                  -                     -
      Severance                                                 -                   -                  -                     -
      Profit Sharing                                           (0)                  -                  -                     -
                                                     --------------------------------------------------------------------------
   TOTAL EXPENSES                                      23,173,251             158,064                  1                  (348)
                                                     --------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                       (16,136,863)           (279,173)            29,384                   348

Other Income:
      Interest Income - 3rd party                               -                   -                  -                     -
      Interest Income - Intercompany                       40,294                   -                  -                     -
      Other Income - 3rd party                            564,600               3,288                  -               (36,220)
      Other Income - Intercompany                         (11,249)                  -                  -                     -
      Interest Expense - 3rd party                         39,729                 698                  -                     -
      Interest Expense - Intercompany                           -                   -                  -                     -
                                                     --------------------------------------------------------------------------
   NET OTHER INCOME                                       553,916               2,590                  -               (36,220)

EXCHANGE GAIN/(LOSS)                                     (147,623)                  -                  -                     -
                                                     --------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE         (15,730,571)           (276,583)            29,384               (35,872)

NET REORGANIZATION EXPENSE                              1,512,711                   -                  -                     -

INCOME TAX EXPENSE / (BENEFIT)                             12,879                   -                  -                     -

                                                     --------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                 (17,256,161)           (276,583)            29,384               (35,872)
                                                     ==========================================================================

                                                     POLAROID            POLAROID DIGITAL          POLAROID ID
                                                   EYEWEAR, INC.          SOLUTIONS, INC.          SYSTEMS, INC.
                                                  --------------------------------------------------------------
Sales: 3rd party                                               -                        -               428,265
Intercompany-US to Foreign                                     -                        -                     -
Intercompany-Domestic Subs                                     -                        -                     -
Intercompany-Foreign to US                                     -                        -                     -
Intercompany-Foreign Subs                                      -                        -                     -
Intercompany Royalty                                           -                        -                     -
                                                  --------------------------------------------------------------
   TOTAL NET SALES                                             -                        -               428,265

COS:  3rd party                                                -                        -               137,110
      Intercompany                                             -                        -                     -
      Intercompany Royalty                                     -                        -                     -
                                                  --------------------------------------------------------------
   TOTAL COS                                                   -                        -               137,110

GROSS MARGIN                                                   -                        -               291,155

Operating Expenses:
      Marketing                                          150,000                        -                     -
      General & Administrative                                 -                        -               312,739
      Research & Engineering                                   -                        -                     -
      Restructuring & Other                                    -                        -                     -
      Severance                                                -                        -                     -
      Profit Sharing                                           -                        -                     -
                                                  --------------------------------------------------------------
   TOTAL EXPENSES                                        150,000                        -               312,739
                                                  --------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                         (150,000)                       -               (21,584)

Other Income:
      Interest Income - 3rd party                              -                        -                     -
      Interest Income - Intercompany                           -                        -                     -
      Other Income - 3rd party                                 -                        -                (4,709)
      Other Income - Intercompany                              -                        -                     -
      Interest Expense - 3rd party                             -                        -                  (104)
      Interest Expense - Intercompany                          -                        -                     -
                                                  --------------------------------------------------------------
   NET OTHER INCOME                                            -                        -                (4,605)

EXCHANGE GAIN/(LOSS)                                           -                        -                     -
                                                  --------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE           (150,000)                       -               (26,189)

NET REORGANIZATION EXPENSE                                     -                        -                     -

INCOME TAX EXPENSE / (BENEFIT)                                 -                        -                     -

                                                  --------------------------------------------------------------
NET EARNINGS / (LOSS)                                   (150,000)                       -               (26,189)
                                                  ==============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 3, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                     POLAROID            SUB DEBT                PRD                PRD
                                                   MALAYSIA, LTD.      PARTNERS CORP.      INVESTMENT, INC.     CAPITAL, INC.
                                                  ----------------------------------------------------------------------------
Sales: 3rd party                                           50,940                   -                     -                 -
Intercompany-US to Foreign                                      -                   -                     -                 -
Intercompany-Domestic Subs                                      -                   -                     -                 -
Intercompany-Foreign to US                                      -                   -                     -                 -
Intercompany-Foreign Subs                                       -                   -                     -                 -
Intercompany Royalty                                            -                   -                     -                 -
                                                  ----------------------------------------------------------------------------
   TOTAL NET SALES                                         50,940                   -                     -                 -

COS:  3rd party                                            35,723                   -                     -                 -
      Intercompany                                              -                   -                     -                 -
      Intercompany Royalty                                      -                   -                     -                 -
                                                  ----------------------------------------------------------------------------
   TOTAL COS                                               35,723                   -                     -                 -

GROSS MARGIN                                               15,217                   -                     -                 -

Operating Expenses:
      Marketing                                            26,565                   -                     -                 -
      General & Administrative                                  -                   -                     -                 -
      Research & Engineering                                    -                   -                     -                 -
      Restructuring & Other                                     -                   -                     -                 -
      Severance                                                 -                   -                     -                 -
      Profit Sharing                                            -                   -                     -                 -
                                                  ----------------------------------------------------------------------------
   TOTAL EXPENSES                                          26,565                   -                     -                 -

                                                  ----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           (11,348)                  -                     -                 -

Other Income:
      Interest Income - 3rd party                               -                   -                     -                 -
      Interest Income - Intercompany                        3,507                   -                     -                 -
      Other Income - 3rd party                                  -                   -                     -                 -
      Other Income - Intercompany                               -                   -                     -                 -
      Interest Expense - 3rd party                              7                   -                     -                 -
      Interest Expense - Intercompany                           -                   -                     -                 -
                                                  ----------------------------------------------------------------------------
   NET OTHER INCOME                                         3,500                   -                     -                 -

EXCHANGE GAIN/(LOSS)                                         (131)                  -                     -                 -
                                                  ----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE              (7,979)                  -                     -                 -

NET REORGANIZATION EXPENSE                                      -                   -                     -                 -

INCOME TAX EXPENSE / (BENEFIT)                                  -                   -                     -                 -

                                                  ----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                      (7,979)                  -                     -                 -
                                                  ============================================================================

                                                    POLAROID MEMORIAL         POLAROID
                                                        DRIVE LLC          PARTNERS, INC.      POLINT, INC.
                                                   ---------------------------------------------------------
Sales: 3rd party                                                    -                   -                 -
Intercompany-US to Foreign                                          -                   -                 -
Intercompany-Domestic Subs                                          -                   -                 -
Intercompany-Foreign to US                                          -                   -                 -
Intercompany-Foreign Subs                                           -                   -                 -
Intercompany Royalty                                                -                   -                 -
                                                   ---------------------------------------------------------
   TOTAL NET SALES                                                  -                   -                 -

COS:  3rd party                                                     -                   -                 -
      Intercompany                                                  -                   -                 -
      Intercompany Royalty                                          -                   -                 -
                                                   ---------------------------------------------------------
   TOTAL COS                                                        -                   -                 -

GROSS MARGIN                                                        -                   -                 -

Operating Expenses:
      Marketing                                                     -                   -                 -
      General & Administrative                                      -                   -                 -
      Research & Engineering                                        -                   -                 -
      Restructuring & Other                                         -                   -                 -
      Severance                                                     -                   -                 -
      Profit Sharing                                                -                   -                 -
                                                   ---------------------------------------------------------
   TOTAL EXPENSES                                                   -                   -                 -

                                                   ---------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                     -                   -                 -

Other Income:
      Interest Income - 3rd party                                   -                   -                 -
      Interest Income - Intercompany                                -                   -                 -
      Other Income - 3rd party                                      -                   -                 -
      Other Income - Intercompany                                   -                   -                 -
      Interest Expense - 3rd party                                  -                   -                 -
      Interest Expense - Intercompany                               -                   -                 -
                                                   ---------------------------------------------------------
   NET OTHER INCOME                                                 -                   -                 -

EXCHANGE GAIN/(LOSS)                                                -                   -                 -
                                                   ---------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                       -                   -                 -

NET REORGANIZATION EXPENSE                                          -                   -                 -

INCOME TAX EXPENSE / (BENEFIT)                                      -                   -                 -

                                                   ---------------------------------------------------------
NET EARNINGS / (LOSS)                                               -                   -                 -
                                                   =========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 3, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                       POLAROID ASIA
                                                          PACIFIC                          INTERNATIONAL       MAG MEDIA,
                                                    INTERNATIONAL, INC.     PMC, INC.      POLAROID CORP.       LIMITED
                                                   -----------------------------------------------------------------------
Sales: 3rd party                                                      -             -                   -               -
Intercompany-US to Foreign                                            -             -                   -               -
Intercompany-Domestic Subs                                            -             -                   -               -
Intercompany-Foreign to US                                            -             -                   -               -
Intercompany-Foreign Subs                                             -             -                   -               -
Intercompany Royalty                                                  -             -                   -               -
                                                   -----------------------------------------------------------------------
   TOTAL NET SALES                                                    -             -                   -               -

COS:  3rd party                                                       -             -                   -               -
      Intercompany                                                    -             -                   -               -
      Intercompany Royalty                                            -             -                   -               -
                                                   -----------------------------------------------------------------------
   TOTAL COS                                                          -             -                   -               -

GROSS MARGIN                                                          -             -                   -               -

Operating Expenses:
      Marketing                                                       -             -                   -               -
      General & Administrative                                        -             -                   -               -
      Research & Engineering                                          -             -                   -               -
      Restructuring & Other                                           -             -                   -               -
      Severance                                                       -             -                   -               -
      Profit Sharing                                                  -             -                   -               -
                                                   -----------------------------------------------------------------------
   TOTAL EXPENSES                                                     -             -                   -               -

                                                   -----------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                       -             -                   -               -

Other Income:
      Interest Income - 3rd party                                     -             -                   -               -
      Interest Income - Intercompany                                  -             -                   -               -
      Other Income - 3rd party                                        -             -                   -               -
      Other Income - Intercompany                                     -             -                   -               -
      Interest Expense - 3rd party                                    -             -                   -               -
      Interest Expense - Intercompany                                 -             -                   -               -
                                                   -----------------------------------------------------------------------
   NET OTHER INCOME                                                   -             -                   -               -

EXCHANGE GAIN/(LOSS)                                                  -             -                   -               -
                                                   -----------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                         -             -                   -               -

NET REORGANIZATION EXPENSE                                            -             -                   -               -

INCOME TAX EXPENSE / (BENEFIT)                                        -             -                   -               -

                                                   -----------------------------------------------------------------------
NET EARNINGS / (LOSS)                                                 -             -                   -               -
                                                   =======================================================================

                                                                                                 POLAROID
                                                       POLAROID EYEWEAR      POLAROID DRY         ONLINE
                                                         FAR EAST INC.        IMAGING LLC      SERVICES, INC.       SUBTOTAL
                                                   ---------------------------------------------------------------------------
Sales: 3rd party                                                      -                 -                   -      47,118,420
Intercompany-US to Foreign                                            -                 -                   -      19,847,277
Intercompany-Domestic Subs                                            -                 -                   -               -
Intercompany-Foreign to US                                            -                 -                   -           1,200
Intercompany-Foreign Subs                                             -                 -                   -          35,327
Intercompany Royalty                                                  -                 -                   -         955,558
                                                   ---------------------------------------------------------------------------
   TOTAL NET SALES                                                    -                 -                   -      67,957,782

COS:  3rd party                                                       -                 -                   -      45,700,522
      Intercompany                                                    -                 -                   -      15,006,225
      Intercompany Royalty                                            -                 -                   -               -
                                                   ---------------------------------------------------------------------------
   TOTAL COS                                                          -                 -                   -      60,706,747

GROSS MARGIN                                                          -                 -                   -       7,251,035

Operating Expenses:
      Marketing                                                       -                 -                   -      10,384,725
      General & Administrative                                        -                 -                   -      10,132,939
      Research & Engineering                                          -                 -                   -       2,993,255
      Restructuring & Other                                           -                 -                   -         309,353
      Severance                                                       -                 -                   -               -
      Profit Sharing                                                  -                 -                   -              (0)
                                                   ---------------------------------------------------------------------------
   TOTAL EXPENSES                                                     -                 -                   -      23,820,272

                                                   ---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                       -                 -                   -     (16,569,236)

Other Income:
      Interest Income - 3rd party                                     -                 -                   -               -
      Interest Income - Intercompany                                  -                 -                   -          43,801
      Other Income - 3rd party                                        -                 -                   -         526,959
      Other Income - Intercompany                                     -                 -                   -         (11,249)
      Interest Expense - 3rd party                                    -                 -                   -          40,330
      Interest Expense - Intercompany                                 -                 -                   -               -
                                                   ---------------------------------------------------------------------------
   NET OTHER INCOME                                                   -                 -                   -         519,181

EXCHANGE GAIN/(LOSS)                                                  -                 -                   -        (147,754)
                                                   ---------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                         -                 -                   -     (16,197,810)

NET REORGANIZATION EXPENSE                                            -                 -                   -       1,512,711

INCOME TAX EXPENSE / (BENEFIT)                                        -                 -                   -          12,879

                                                   ---------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                                 -                 -                   -     (17,723,400)
                                                   ===========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 3, 2002 THROUGH JUNE 30, 2002

(IN U.S. $'S)

                                                         US ADJUSTMENTS      ELIMINATIONS           TOTAL
                                                   ----------------------------------------------------------
Sales: 3rd party                                                      -                 -         47,118,420
Intercompany-US to Foreign                                            -          (246,739)        19,600,538
Intercompany-Domestic Subs                                            -                 -                  -
Intercompany-Foreign to US                                            -            (1,200)                 -
Intercompany-Foreign Subs                                             -                 -             35,327
Intercompany Royalty                                                  -                 -            955,558
                                                   ----------------------------------------------------------
   TOTAL NET SALES                                                    -          (247,939)        67,709,843

COS:  3rd party                                                       -          (445,646)        45,254,876
      Intercompany                                                    -         2,542,572         17,548,797
      Intercompany Royalty                                            -                 -                  -
                                                   ----------------------------------------------------------
   TOTAL COS                                                          -         2,096,926         62,803,673

GROSS MARGIN                                                          -        (2,344,865)         4,906,170

Operating Expenses:
      Marketing                                                       -                 -         10,384,725
      General & Administrative                                        -                 -         10,132,939
      Research & Engineering                                          -                 -          2,993,255
      Restructuring & Other                                           -            (9,353)           300,000
      Severance                                                       -                 -                  -
      Profit Sharing                                                  -                 -                 (0)
                                                   ----------------------------------------------------------
   TOTAL EXPENSES                                                     -            (9,353)        23,810,919

                                                   ----------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                       -        (2,335,512)       (18,904,748)

Other Income:
      Interest Income - 3rd party                                     -                                    -
      Interest Income - Intercompany                                  -                               43,801
      Other Income - 3rd party                                        -                              526,959
      Other Income - Intercompany                                     -                              (11,249)
      Interest Expense - 3rd party                                    -                               40,330
      Interest Expense - Intercompany                                 -                                    -
                                                   ----------------------------------------------------------
   NET OTHER INCOME                                                   -                              519,181

EXCHANGE GAIN/(LOSS)                                                  -                             (147,754)
                                                   ----------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                         -        (2,335,512)       (18,533,322)

NET REORGANIZATION EXPENSE                                            -                            1,512,711

INCOME TAX EXPENSE / (BENEFIT)                                        -           (27,528)           (14,649)

                                                   ----------------------------------------------------------
NET EARNINGS / (LOSS)                                                 -        (2,307,984)       (20,031,384)
                                                   ==========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                        POLAROID        POLAROID LATIN      POLAROID ASIA
                                                       CORPORATION       AMERICA CORP.       PACIFIC LTD.      INNER CITY, INC.
                                                    ----------------------------------------------------------------------------
ASSETS

TOTAL CASH                                             111,336,986             942,249             15,308                 4,059

NET RECEIVABLES - THIRD PARTY                           57,642,801           3,086,582                  -                     -
NET RECEIVABLES - INTERCOMPANY                          43,093,597          13,345,911          8,817,945                     -
NET INVENTORIES                                        130,173,468             330,161                  -                     -
TOTAL PREPAID EXPENSES                                   7,229,363             970,194             36,250                     -

                                                    ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   349,476,216          18,675,097          8,869,503                 4,059
                                                    ----------------------------------------------------------------------------

NET FIXED ASSETS                                       231,942,333             720,711                  -                     -

TOTAL OTHER NON-CURRENT ASSETS                         129,502,571           1,938,314          3,195,000                     -

                                                    ----------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                               361,444,904           2,659,025          3,195,000                     -

                                                    ----------------------------------------------------------------------------
TOTAL ASSETS                                           710,921,120          21,334,122         12,064,503                 4,059
                                                    ============================================================================
LIABILITIES
POST-PETITION NOTES                                              -                   -                  -                     -
POST-PETITION PAYABLES - THIRD PARTY                    27,214,472            (337,154)                 -                     -
POST-PETITION PAYABLES - INTERCOMPANY                   35,313,511          (7,858,204)            57,127                     -
TOTAL POST-PETITION ACCRUALS                            59,079,111             312,003                  -                18,595

                                                    ----------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                121,607,094          (7,883,355)            57,127                18,595

TOTAL POST-PETITION NON-CURRENT LIABILITIES                      -               8,639                  -                     -

TOTAL PREPETITION  LIABILITIES                       1,207,692,890          26,448,030          1,334,847            12,681,828

                                                    ----------------------------------------------------------------------------
TOTAL LIABILITIES                                    1,329,299,984          18,573,314          1,391,974            12,700,423

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                (618,378,865)          2,760,808         10,672,529           (12,696,364)

                                                    ----------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                 710,921,120          21,334,122         12,064,503                 4,059
                                                    ============================================================================

                                                       POLAROID         POLAROID DIGITAL       POLAROID ID
                                                     EYEWEAR, INC.       SOLUTIONS, INC.       SYSTEMS, INC.
                                                    ---------------------------------------------------------
ASSETS

TOTAL CASH                                                       -                     -             447,890

NET RECEIVABLES - THIRD PARTY                                    -                     -           1,019,397
NET RECEIVABLES - INTERCOMPANY                           2,367,501                     -          41,229,628
NET INVENTORIES                                                  -                     -             169,637
TOTAL PREPAID EXPENSES                                           -                     -               8,804

                                                    ---------------------------------------------------------
TOTAL CURRENT ASSETS                                     2,367,501                     -          42,875,356
                                                    ---------------------------------------------------------

NET FIXED ASSETS                                                 -                     -                   -

TOTAL OTHER NON-CURRENT ASSETS                           5,354,760                     -                   -

                                                    ---------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                 5,354,760                     -                   -

                                                    ---------------------------------------------------------
TOTAL ASSETS                                             7,722,261                     -          42,875,356
                                                    =========================================================

LIABILITIES
POST-PETITION NOTES                                              -                     -                   -
POST-PETITION PAYABLES - THIRD PARTY                             -                     -              97,091
POST-PETITION PAYABLES - INTERCOMPANY                            -                     -              58,648
TOTAL POST-PETITION ACCRUALS                               649,000                     -             387,440

                                                    ---------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    649,000                     -             543,179

TOTAL POST-PETITION NON-CURRENT LIABILITIES                      -                     -                   -

TOTAL PREPETITION  LIABILITIES                           8,384,862                     -             828,812

                                                    ---------------------------------------------------------
TOTAL LIABILITIES                                        9,033,862                     -           1,371,991

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  (1,311,601)                    -          41,503,365

                                                    ---------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   7,722,261                     -          42,875,356
                                                    =========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                       POLAROID            SUB DEBT               PRD                    PRD
                                                     MALAYSIA, LTD.     PARTNERS CORP.       INVESTMENT, INC.       CAPITAL, INC.
                                                    ------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                 165,025                   -                      -                   -

NET RECEIVABLES - THIRD PARTY                               82,198                   -                      -                   -
NET RECEIVABLES - INTERCOMPANY                           4,604,358             516,903                 50,000              99,909
NET INVENTORIES                                                  -                   -                      -                   -
TOTAL PREPAID EXPENSES                                      85,311               2,557                      -                   -

                                                    ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     4,936,892             519,460                 50,000              99,909
                                                    ------------------------------------------------------------------------------

NET FIXED ASSETS                                             5,545                   -                      -                   -

TOTAL OTHER NON-CURRENT ASSETS                                   -                   -                600,000          29,100,000

                                                    ------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                     5,545                   -                600,000          29,100,000

                                                    ------------------------------------------------------------------------------
TOTAL ASSETS                                             4,942,437             519,460                650,000          29,199,909
                                                    ==============================================================================
LIABILITIES
POST-PETITION NOTES                                              -                   -                      -                   -
POST-PETITION PAYABLES - THIRD PARTY                         4,314                   -                      -                   -
POST-PETITION PAYABLES - INTERCOMPANY                       46,007                   -                      -                   -
TOTAL POST-PETITION ACCRUALS                                72,663                   -                      -                   -

                                                    ------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    122,984                   -                      -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                      -                   -                      -                   -

TOTAL PREPETITION  LIABILITIES                             354,947                 673                    294                 806

                                                    ------------------------------------------------------------------------------
TOTAL LIABILITIES                                          477,931                 673                    294                 806

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   4,464,506             518,787                649,706          29,199,103

                                                    ------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   4,942,437             519,460                650,000          29,199,909
                                                    ==============================================================================

                                                      POLAROID MEMORIAL           POLAROID
                                                          DRIVE LLC             PARTNERS, INC.        POLINT, INC.
                                                    ---------------------------------------------------------------
ASSETS

TOTAL CASH                                                            -                     -                    -

NET RECEIVABLES - THIRD PARTY                                         -                     -                    -
NET RECEIVABLES - INTERCOMPANY                                   99,500                     -                    -
NET INVENTORIES                                                       -                     -                    -
TOTAL PREPAID EXPENSES                                                -                     -                    -

                                                    ---------------------------------------------------------------
TOTAL CURRENT ASSETS                                             99,500                     -                    -
                                                    ---------------------------------------------------------------

NET FIXED ASSETS                                                      -                     -                    -

TOTAL OTHER NON-CURRENT ASSETS                                        -                 1,000                    -

                                                    ---------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                              -                 1,000                    -

                                                    ---------------------------------------------------------------
TOTAL ASSETS                                                     99,500                 1,000                    -
                                                    ===============================================================


LIABILITIES
POST-PETITION NOTES                                                   -                     -                    -
POST-PETITION PAYABLES - THIRD PARTY                                  -                     -                    -
POST-PETITION PAYABLES - INTERCOMPANY                                 -                     -                    -
TOTAL POST-PETITION ACCRUALS                                          -                     -                    -

                                                    ---------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                               -                     -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                           -                     -                    -

TOTAL PREPETITION  LIABILITIES                                        -                 1,536                2,424

                                                    ---------------------------------------------------------------
TOTAL LIABILITIES                                                     -                 1,536                2,424

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                           99,500                  (536)              (2,424)

                                                    ---------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           99,500                 1,000                    -
                                                    ===============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                       POLAROID ASIA
                                                          PACIFIC                             INTERNATIONAL        MAG MEDIA,
                                                    INTERNATIONAL, INC.        PMC, INC.      POLAROID CORP.        LIMITED
                                                    --------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                       73,296                -                   -                -

NET RECEIVABLES - THIRD PARTY                                     4,792                -                   -                -
NET RECEIVABLES - INTERCOMPANY                                   88,937                -             850,299                -
NET INVENTORIES                                                       -                -                   -                -
TOTAL PREPAID EXPENSES                                           10,345                -                   -                -

                                                    --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            177,370                -             850,299                -
                                                    --------------------------------------------------------------------------

NET FIXED ASSETS                                                 18,517                -                   -                -

TOTAL OTHER NON-CURRENT ASSETS                                        -                -                   -                -

                                                    --------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                         18,517                -                   -                -

                                                    --------------------------------------------------------------------------
TOTAL ASSETS                                                    195,887                -             850,299                -
                                                    ==========================================================================
LIABILITIES
POST-PETITION NOTES                                                   -                -                   -                -
POST-PETITION PAYABLES - THIRD PARTY                                  -                -                   -                -
POST-PETITION PAYABLES - INTERCOMPANY                          (172,031)               -                   -                -
TOTAL POST-PETITION ACCRUALS                                     71,588                -                   -                -

                                                    --------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        (100,443)               -                   -                -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                           -                -                   -                -

TOTAL PREPETITION  LIABILITIES                                  246,345        1,226,381                   -       10,217,031

                                                    --------------------------------------------------------------------------
TOTAL LIABILITIES                                               145,902        1,226,381                   -       10,217,031

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                           49,985       (1,226,381)            850,299      (10,217,031)

                                                    --------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          195,887                -             850,299                -
                                                    ==========================================================================

                                                                                                          POLAROID
                                                       POLAROID EYEWEAR           POLAROID DRY             ONLINE
                                                         FAR EAST INC.             IMAGING LLC          SERVICES, INC.
                                                    -------------------------------------------------------------------
ASSETS

TOTAL CASH                                                            -                      -                       -

NET RECEIVABLES - THIRD PARTY                                         -                      -                       -
NET RECEIVABLES - INTERCOMPANY                                        -                      -                       -
NET INVENTORIES                                                       -                      -                       -
TOTAL PREPAID EXPENSES                                                -                      -                       -

                                                    -------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                  -                      -                       -
                                                    -------------------------------------------------------------------

NET FIXED ASSETS                                                      -                      -                       -

TOTAL OTHER NON-CURRENT ASSETS                                        -                      -                       -

                                                    -------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                              -                      -                       -

                                                    -------------------------------------------------------------------
TOTAL ASSETS                                                          -                      -                       -
                                                    ===================================================================
LIABILITIES
POST-PETITION NOTES                                                   -                      -                       -
POST-PETITION PAYABLES - THIRD PARTY                                  -                      -                       -
POST-PETITION PAYABLES - INTERCOMPANY                                 -                      -                       -
TOTAL POST-PETITION ACCRUALS                                          -                      -                       -

                                                    -------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                               -                      -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                           -                      -                       -

TOTAL PREPETITION  LIABILITIES                                        -                      -                       -

                                                    -------------------------------------------------------------------
TOTAL LIABILITIES                                                     -                      -                       -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                -                      -                       -

                                                    -------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                -                      -                       -
                                                    ===================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                          SUBTOTAL      US ADJUSTMENTS     ELIMINATIONS           TOTAL
                                                    -------------------------------------------------------------------------
ASSETS

TOTAL CASH                                               112,984,813                 -                -         112,984,813

NET RECEIVABLES - THIRD PARTY                             61,835,770                 -                -          61,835,770
NET RECEIVABLES - INTERCOMPANY                           115,164,488                 -      (43,322,913)         71,841,576
NET INVENTORIES                                          130,673,266                 -       (3,696,336)        126,976,930
TOTAL PREPAID EXPENSES                                     8,342,824                 -        2,123,357          10,466,181

                                                    ------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     429,001,162                 -      (44,895,891)        384,105,271
                                                    ------------------------------------------------------------------------

NET FIXED ASSETS                                         232,687,106                 -                -         232,687,106

TOTAL OTHER NON-CURRENT ASSETS                           169,691,645       (78,561,939)        (150,000)         90,979,706

                                                    ------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                 402,378,751       (78,561,939)        (150,000)        323,666,812

                                                    ------------------------------------------------------------------------
TOTAL ASSETS                                             831,379,913       (78,561,939)     (45,045,891)        707,772,082
                                                    ========================================================================
LIABILITIES
POST-PETITION NOTES                                                -                 -                -                   -
POST-PETITION PAYABLES - THIRD PARTY                      26,978,723                 -                -          26,978,723
POST-PETITION PAYABLES - INTERCOMPANY                     27,445,058                 -       (1,912,804)         25,532,255
TOTAL POST-PETITION ACCRUALS                              60,590,400                 -           37,667          60,628,067

                                                    ------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  115,014,181                 -       (1,875,137)        113,139,045

TOTAL POST-PETITION NON-CURRENT LIABILITIES                    8,639                 -                -               8,639

TOTAL PREPETITION  LIABILITIES                         1,269,421,706                 -      (40,608,136)      1,228,813,570

                                                    ------------------------------------------------------------------------
TOTAL LIABILITIES                                      1,384,444,526                 -      (42,483,272)      1,341,961,254

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  (553,064,614)      (78,561,939)      (2,562,619)       (634,189,172)

                                                    ------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   831,379,913       (78,561,939)     (45,045,891)        707,772,082
                                                    ========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                          POLAROID      POLAROID LATIN    POLAROID ASIA
                                                         CORPORATION     AMERICA CORP.     PACIFIC LTD.    INNER CITY, INC.
                                                     -----------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:

   Bank Notes                                            245,858,030                 -                -                   -
   Non-Interest Overdrafts                                         -                 -                -                   -
   Current Long-Term Debt                                573,900,990                 -                -                   -
                                                     -----------------------------------------------------------------------
PRE-PETITION NOTES                                       819,759,019                 -                -                   -

Pre-Petition Payables
   Trade Accounts Payable                                 65,783,376           160,159                -              77,106
   Interco Payables-US to Foreign                         75,351,777                 -                -                   -
   Interco Payables-Foreign to US                                  -         3,805,263                -                   -
   Interco Payables-Domestic Subs                            279,909                 -        1,270,142          12,604,722
   Interco Payables-Foreign Subs                                   -        22,482,608                -                   -
                                                     -----------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                              141,415,062        26,448,030        1,270,142          12,681,828

Pre-Petition Accruals:
   Reserve Restructuring                                  11,636,323                 -                -                   -
   Accrued Payroll & Related Expenses                      7,022,300                 -           64,705                   -
   Accrued Tax & Gov't Accounts                                    -                 -                -                   -
   Accrued Income Taxes                                      (17,456)                -                -                   -
   Deferred Income Tax - Current                                   -                 -                -                   -
   Accrued Warranty                                          163,768                 -                -                   -
   Other Accrued Liabilities                              63,310,471                 -                -                   -
   Post-Retirement Medical                                         -                 -                -                   -
   Post-Employment Benefits                                4,500,000                 -                -                   -
   Other Accrued Taxes                                    11,806,052                 -                -                   -
                                                     -----------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               98,421,458                 -           64,705                   -

                                                     -----------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                 1,059,595,539        26,448,030        1,334,847          12,681,828
                                                     -----------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                        -                  -                -                   -
   Post-Employment Benefits                              42,881,161                  -                -                   -
   Long-Term Debt                                                 -                  -                -                   -
   Deferred Taxes                                        13,691,782                  -                -                   -
   Other                                                 91,524,409                  -                -                   -
                                                     -----------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              148,097,352                  -                -                   -

                                                     -----------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        1,207,692,890         26,448,030        1,334,847          12,681,828
                                                     =======================================================================

                                                          POLAROID      POLAROID DIGITAL     POLAROID ID         POLAROID
                                                       EYEWEAR, INC.     SOLUTIONS, INC.     SYSTEMS, INC.     MALAYSIA, LTD.
                                                     -------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:

   Bank Notes                                                      -                   -                 -                  -
   Non-Interest Overdrafts                                         -                   -                 -                  -
   Current Long-Term Debt                                          -                   -                 -                  -
                                                     -----------------------------------------------------------------------
PRE-PETITION NOTES                                                 -                   -                 -                  -

Pre-Petition Payables
   Trade Accounts Payable                                          -                   -           614,635                  -
   Interco Payables-US to Foreign                          2,820,122                   -                 -                  -
   Interco Payables-Foreign to US                                  -                   -                 -                  -
   Interco Payables-Domestic Subs                          5,564,740                   -                 -                  -
   Interco Payables-Foreign Subs                                   -                   -                 -            169,684
                                                     -------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                8,384,862                   -           614,635            169,684

Pre-Petition Accruals:
   Reserve Restructuring                                           -                   -                 -                  -
   Accrued Payroll & Related Expenses                              -                   -                 -                  -
   Accrued Tax & Gov't Accounts                                    -                   -                 -                  -
   Accrued Income Taxes                                            -                   -           214,177            185,263
   Deferred Income Tax - Current                                   -                   -                 -                  -
   Accrued Warranty                                                -                   -                 -                  -
   Other Accrued Liabilities                                       -                   -                 -                  -
   Post-Retirement Medical                                         -                   -                 -                  -
   Post-Employment Benefits                                        -                   -                 -                  -
   Other Accrued Taxes                                             -                   -                 -                  -
                                                     -------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                        -                   -           214,177            185,263

                                                     -------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     8,384,862                   -           828,812            354,947
                                                     -------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                         -                   -                 -                  -
   Post-Employment Benefits                                        -                   -                 -                  -
   Long-Term Debt                                                  -                   -                 -                  -
   Deferred Taxes                                                  -                   -                 -                  -
   Other                                                           -                   -                 -                  -
                                                     -------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                         -                   -                 -                  -

                                                     -------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             8,384,862                   -           828,812            354,947
                                                     =========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                         SUB DEBT             PRD                 PRD          POLAROID MEMORIAL
                                                      PARTNERS CORP.    INVESTMENT, INC.     CAPITAL, INC.          DRIVE LLC

                                                     ----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:

   Bank Notes                                                      -                   -                 -                     -
   Non-Interest Overdrafts                                         -                   -                 -                     -
   Current Long-Term Debt                                          -                   -                 -                     -
                                                     ----------------------------------------------------------------------------
PRE-PETITION NOTES                                                 -                   -                 -                     -

Pre-Petition Payables
   Trade Accounts Payable                                          -                   -                 -                     -
   Interco Payables-US to Foreign                                  -                   -                 -                     -
   Interco Payables-Foreign to US                                  -                   -                 -                     -
   Interco Payables-Domestic Subs                                  -                 294               806                     -
   Interco Payables-Foreign Subs                                   -                   -                 -                     -
                                                     ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                        -                 294               806                     -

Pre-Petition Accruals:
   Reserve Restructuring                                           -                   -                 -                     -
   Accrued Payroll & Related Expenses                              -                   -                 -                     -
   Accrued Tax & Gov't Accounts                                    -                   -                 -                     -
   Accrued Income Taxes                                            -                   -                 -                     -
   Deferred Income Tax - Current                                   -                   -                 -                     -
   Accrued Warranty                                                -                   -                 -                     -
   Other Accrued Liabilities                                     673                   -                 -                     -
   Post-Retirement Medical                                         -                   -                 -                     -
   Post-Employment Benefits                                        -                   -                 -                     -
   Other Accrued Taxes                                             -                   -                 -                     -
                                                     ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                      673                   -                 -                     -

                                                     ----------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                           673                 294               806                     -
                                                     ----------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                         -                   -                 -                     -
   Post-Employment Benefits                                        -                   -                 -                     -
   Long-Term Debt                                                  -                   -                 -                     -
   Deferred Taxes                                                  -                   -                 -                     -
   Other                                                           -                   -                 -                     -
                                                     ----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                         -                   -                 -                     -

                                                     ----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                   673                 294               806                     -
                                                     ============================================================================

                                                                                           POLAROID ASIA
                                                        POLAROID                              PACIFIC
                                                      PARTNERS, INC.    POLINT, INC.    INTERNATIONAL, INC.        PMC, INC.
                                                     ------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                     -                -                      -                -
   Non-Interest Overdrafts                                        -                -                      -                -
   Current Long-Term Debt                                         -                -                      -                -
                                                     ------------------------------------------------------------------------
PRE-PETITION NOTES                                                -                -                      -                -

Pre-Petition Payables
   Trade Accounts Payable                                         -                -                      -                -
   Interco Payables-US to Foreign                                 -                -                  7,572                -
   Interco Payables-Foreign to US                                 -                -                      -                -
   Interco Payables-Domestic Subs                             1,536            2,424                232,739        1,226,153
   Interco Payables-Foreign Subs                                  -                -                      -                -
                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                   1,536            2,424                240,311        1,226,153

Pre-Petition Accruals:
   Reserve Restructuring                                          -                -                      -                -
   Accrued Payroll & Related Expenses                             -                -                  6,034                -
   Accrued Tax & Gov't Accounts                                   -                -                      -                -
   Accrued Income Taxes                                           -                -                      -              228
   Deferred Income Tax - Current                                  -                -                      -                -
   Accrued Warranty                                               -                -                      -                -
   Other Accrued Liabilities                                      -                -                      -                -
   Post-Retirement Medical                                        -                -                      -                -
   Post-Employment Benefits                                       -                -                      -                -
   Other Accrued Taxes                                            -                -                      -                -
                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                       -                -                  6,034              228

                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                        1,536            2,424                246,345        1,226,381
                                                     ------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                        -                -                      -                -
   Post-Employment Benefits                                       -                -                      -                -
   Long-Term Debt                                                 -                -                      -                -
   Deferred Taxes                                                 -                -                      -                -
   Other                                                          -                -                      -                -
                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                        -                -                      -                -

                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                1,536            2,424                246,345        1,226,381
                                                     ========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                     INTERNATIONAL         MAG MEDIA,      POLAROID EYEWEAR     POLAROID DRY
                                                     POLAROID CORP.         LIMITED          FAR EAST INC.       IMAGING LLC
                                                     ------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                     -                -                      -                -
   Non-Interest Overdrafts                                        -                -                      -                -
   Current Long-Term Debt                                         -                -                      -                -
                                                     ------------------------------------------------------------------------
PRE-PETITION NOTES                                                -                -                      -                -

Pre-Petition Payables
   Trade Accounts Payable                                         -                -                      -                -
   Interco Payables-US to Foreign                                 -                -                      -                -
   Interco Payables-Foreign to US                                 -                -                      -                -
   Interco Payables-Domestic Subs                                 -       10,217,031                      -                -
   Interco Payables-Foreign Subs                                  -                -                      -                -
                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                       -       10,217,031                      -                -

Pre-Petition Accruals:
   Reserve Restructuring                                          -                -                      -                -
   Accrued Payroll & Related Expenses                             -                -                      -                -
   Accrued Tax & Gov't Accounts                                   -                -                      -                -
   Accrued Income Taxes                                           -                -                      -                -
   Deferred Income Tax - Current                                  -                -                      -                -
   Accrued Warranty                                               -                -                      -                -
   Other Accrued Liabilities                                      -                -                      -                -
   Post-Retirement Medical                                        -                -                      -                -
   Post-Employment Benefits                                       -                -                      -                -
   Other Accrued Taxes                                            -                -                      -                -
                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                       -                -                      -                -

                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                            -       10,217,031                      -                -
                                                     ------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                        -                -                      -                -
   Post-Employment Benefits                                       -                -                      -                -
   Long-Term Debt                                                 -                -                      -                -
   Deferred Taxes                                                 -                -                      -                -
   Other                                                          -                -                      -                -
                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                        -                -                      -                -

                                                     ------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                    -       10,217,031                      -                -
                                                     ========================================================================

                                                       POLAROID
                                                        ONLINE
                                                     SERVICES, INC.            SUBTOTAL
                                                     ------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:

   Bank Notes                                                     -         245,858,030
   Non-Interest Overdrafts                                        -                   -
   Current Long-Term Debt                                         -         573,900,990
                                                     -----------------------------------
PRE-PETITION NOTES                                                -         819,759,019

Pre-Petition Payables
   Trade Accounts Payable                                         -          66,635,276
   Interco Payables-US to Foreign                                 -          78,179,471
   Interco Payables-Foreign to US                                 -           3,805,263
   Interco Payables-Domestic Subs                                 -          31,400,496
   Interco Payables-Foreign Subs                                  -          22,652,292
                                                     -----------------------------------
TOTAL PRE-PETITION PAYABLES                                       -         202,672,797

Pre-Petition Accruals:
   Reserve Restructuring                                          -          11,636,323
   Accrued Payroll & Related Expenses                             -           7,093,039
   Accrued Tax & Gov't Accounts                                   -                   -
   Accrued Income Taxes                                           -             382,212
   Deferred Income Tax - Current                                  -                   -
   Accrued Warranty                                               -             163,768
   Other Accrued Liabilities                                      -          63,311,144
   Post-Retirement Medical                                        -                   -
   Post-Employment Benefits                                       -           4,500,000
   Other Accrued Taxes                                            -          11,806,052
                                                     -----------------------------------
TOTAL PRE-PETITION ACCRUALS                                       -          98,892,538

                                                     -----------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                            -       1,121,324,355
                                                     -----------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                        -                   -
   Post-Employment Benefits                                       -          42,881,161
   Long-Term Debt                                                 -                   -
   Deferred Taxes                                                 -          13,691,782
   Other                                                          -          91,524,409
                                                     -----------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                        -         148,097,352

                                                     -----------------------------------
TOTAL PRE-PETITION LIABILITIES                                    -       1,269,421,706
                                                     ===================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF JUNE 30, 2002
(IN U.S. $'S)

                                                               US ADJUSTMENTS           ELIMINATIONS          TOTAL
                                                              ----------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                               -                      -        245,858,030
   Non-Interest Overdrafts                                                  -                      -                  -
   Current Long-Term Debt                                                   -                      -        573,900,990
                                                              ----------------------------------------------------------
PRE-PETITION NOTES                                                          -                      -        819,759,019
                                                                                                   -
Pre-Petition Payables                                                                              -
   Trade Accounts Payable                                                   -                      -         66,635,276
   Interco Payables-US to Foreign                                           -             (5,448,637)        72,730,834
   Interco Payables-Foreign to US                                           -             (3,805,263)                 -
   Interco Payables-Domestic Subs                                           -            (31,400,496)                 -
   Interco Payables-Foreign Subs                                            -                      -         22,652,292
                                                              ----------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                                 -            (40,654,396)       162,018,402
                                                                                                   -
Pre-Petition Accruals:                                                                             -
   Reserve Restructuring                                                    -                      -         11,636,323
   Accrued Payroll & Related Expenses                                       -                      -          7,093,039
   Accrued Tax & Gov't Accounts                                             -                      -                  -
   Accrued Income Taxes                                                     -                      -            382,212
   Deferred Income Tax - Current                                            -                      -                  -
   Accrued Warranty                                                         -                      -            163,768
   Other Accrued Liabilities                                                -                 46,260         63,357,404
   Post-Retirement Medical                                                  -                      -                  -
   Post-Employment Benefits                                                 -                      -          4,500,000
   Other Accrued Taxes                                                      -                      -         11,806,052
                                                              ----------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                                 -                 46,260         98,938,798
                                                                                                   -
                                                              ----------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                                      -            (40,608,136)     1,080,716,219
                                                              ----------------------------------------------------------
                                                                                                   -
                                                                                                   -
NON-CURRENT LIABILITIES                                                                            -
Pre-Petition Non-Current Liabilities:                                                              -
   Post-Retirement Medical                                                  -                      -                  -
   Post-Employment Benefits                                                 -                      -         42,881,161
   Long-Term Debt                                                           -                      -                  -
   Deferred Taxes                                                           -                      -         13,691,782
   Other                                                                    -                      -         91,524,409
                                                              ----------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                                  -                      -        148,097,352
                                                                                                   -
                                                              ----------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                              -            (40,608,136)     1,228,813,570
                                                              ==========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002


(IN U.S. $ THOUSANDS)                                        POLAROID      POLAROID LATIN   POLAROID ASIA
                                                            CORPORATION     AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.
                                                          ------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                           (165,293)          (3,791)           (171)                (8)
Depreciation of property, plant and equipment                     54,821              213               -                  -
(Increase) / decrease in receivables                              14,048            7,218             171                 20
(Increase) / decrease in inventories                              79,397            3,322               -                  -
Increase / (decrease) in prepetition payables and
  accruals                                                       (20,250)              10              65                 (5)
(Increase) / decrease in prepaids and other assets                 3,350              557              (3)                 -
Increase / (decrease) in payables and accruals                   101,612           (8,239)              2               (520)
Increase / (decrease) in compensation and benefits               (51,352)            (170)            (65)                 -
Increase / (decrease) in federal, state and
  foreign income taxes                                                 0                -               -                  -
Gain on the sale of real estate                                   (2,313)               -               -                  -
Other non-cash items                                              76,907            1,087               -                508
                                                          ------------------------------------------------------------------

Net cash provided / (used) by operating activities                90,928              206              (0)                (5)


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                             35,368              (34)              -                 (0)
Additions to property, plant and equipment                        (8,726)              (8)              -                  -
Proceeds from the sales of property, plant and
  equipment                                                       62,168                -               -                  -

                                                          ------------------------------------------------------------------
Net cash provided / (used) by investing activities                88,809              (42)              -                 (0)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
  short-term debt having maturities 90 days or less                    -                -               -                  -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                  (101,295)               -               -                  -
Return of Capital to Polaroid Corporation

                                                          ------------------------------------------------------------------
Net cash provided / (used) by financing activities              (101,295)               -               -                  -

Effect of exchange rate changes on cash                           (1,294)               -               -                  -

Net increase / (decrease) in cash and cash
  equivalents                                                     77,149              164              (0)                (5)

Cash and cash equivalents at beginning of period                  34,188              778              15                  9

Cash and cash equivalents at end of period                       111,337              942              15                  4

(IN U.S. $ THOUSANDS)                                        POLAROID      POLAROID DIGITAL      POLAROID ID
                                                           EYEWEAR, INC.    SOLUTIONS, INC.     SYSTEMS, INC.
                                                          ---------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                               (885)             3,757             2,251
Depreciation of property, plant and equipment                          -                 74             1,228
(Increase) / decrease in receivables                                 367                473           (27,904)
(Increase) / decrease in inventories                                   -                  6             1,991
Increase / (decrease) in prepetition payables and
  accruals                                                           (71)                 -            (1,753)
(Increase) / decrease in prepaids and other assets                     -                  -               204
Increase / (decrease) in payables and accruals                       589                (83)              513
Increase / (decrease) in compensation and benefits                     -               (104)               17
Increase / (decrease) in federal, state and
  foreign income taxes                                                 -                  -                14
Gain on the sale of real estate                                        -                  -                 -
Other non-cash items                                                   -                490            24,221
                                                          ---------------------------------------------------

Net cash provided / (used) by operating activities                    (0)             4,614               781


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                  -                  -                 -
Additions to property, plant and equipment                             -                 (7)             (351)
Proceeds from the sales of property, plant and
  equipment                                                            -                  -                 -

                                                          ---------------------------------------------------
Net cash provided / (used) by investing activities                     -                 (7)             (351)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
  short-term debt having maturities 90 days or less                    -                  -                 -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                         -                  -                 -
Return of Capital to Polaroid Corporation                                            (5,163)

                                                          ---------------------------------------------------
Net cash provided / (used) by financing activities                     -             (5,163)                -

Effect of exchange rate changes on cash                                -                  -                 -

Net increase / (decrease) in cash and cash
  equivalents                                                         (0)              (557)              430

Cash and cash equivalents at beginning of period                       -                557                18

Cash and cash equivalents at end of period                             -                  -               448

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002

(IN U.S. $ THOUSANDS)                                         POLAROID         SUB DEBT            PRD               PRD
                                                           MALAYSIA, LTD.   PARTNERS CORP.   INVESTMENT, INC.   CAPITAL, INC.
                                                          -------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                 194               (1)                 -               -
Depreciation of property, plant and equipment                           3                -                  -               -
(Increase) / decrease in receivables                                  (40)               1                 (1)             (1)
(Increase) / decrease in inventories                                    -                -                  -               -
Increase / (decrease) in prepetition payables and
  accruals                                                            283                -                  0               -
(Increase) / decrease in prepaids and other assets                      5                -                  -               -
Increase / (decrease) in payables and accruals                       (150)               -                  -               -
Increase / (decrease) in compensation and benefits                      1                -                  -               -
Increase / (decrease) in federal, state and
  foreign income taxes                                               (188)               -                  -               -
Gain on the sale of real estate                                         -                -                  -               -
Other non-cash items                                                    -                -                  -               -
                                                          -------------------------------------------------------------------

Net cash provided / (used) by operating activities                    109                0                 (1)             (1)


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                   -                -                 (0)              -
Additions to property, plant and equipment                              -                -                  -               -
Proceeds from the sales of property, plant and
  equipment                                                             -                -                  -               -

                                                          -------------------------------------------------------------------
Net cash provided / (used) by investing activities                      -                -                 (0)              -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
  short-term debt having maturities 90 days or less                     -                -                  -               -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                          -                -                  -               -
Return of Capital to Polaroid Corporation

                                                          -------------------------------------------------------------------
Net cash provided / (used) by financing activities                      -                -                  -               -

Effect of exchange rate changes on cash                                 -                -                  -               -

Net increase / (decrease) in cash and cash
  equivalents                                                         109                0                 (1)             (1)

Cash and cash equivalents at beginning of period                       57                -                  1               1

Cash and cash equivalents at end of period                            165                -                  -               -

(IN U.S. $ THOUSANDS)                                     POLAROID MEMORIAL     POLAROID
                                                              DRIVE LLC      PARTNERS, INC.   POLINT, INC.
                                                          ------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                     -              (1)            (0)
Depreciation of property, plant and equipment                             -               -              -
(Increase) / decrease in receivables                                      -               -              -
(Increase) / decrease in inventories                                      -               -              -
Increase / (decrease) in prepetition payables and
  accruals                                                                -               1              0
(Increase) / decrease in prepaids and other assets                        -               -              -
Increase / (decrease) in payables and accruals                            -               -              -
Increase / (decrease) in compensation and benefits                        -               -              -
Increase / (decrease) in federal, state and
  foreign income taxes                                                    -               -              -
Gain on the sale of real estate                                           -               -              -
Other non-cash items                                                      -               -              -
                                                          ------------------------------------------------

Net cash provided / (used) by operating activities                        -               0             (0)


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                     -               -              -
Additions to property, plant and equipment                                -               -              -
Proceeds from the sales of property, plant and
  equipment                                                               -               -              -

                                                          ------------------------------------------------
Net cash provided / (used) by investing activities                        -               -              -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
  short-term debt having maturities 90 days or less                       -               -              -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                            -               -              -
Return of Capital to Polaroid Corporation

                                                          ------------------------------------------------
Net cash provided / (used) by financing activities                        -               -              -

Effect of exchange rate changes on cash                                   -               -              -

Net increase / (decrease) in cash and cash
  equivalents                                                             -               0             (0)

Cash and cash equivalents at beginning of period                          -               -              -

Cash and cash equivalents at end of period                                -               -              -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002

(IN U.S. $ THOUSANDS)                                           PACIFIC                     INTERNATIONAL     MAG MEDIA
                                                          INTERNATIONAL, INC.   PMC, INC.   POLAROID CORP.     LIMITED
                                                          -------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                      (0)         (1)               -           (0)
Depreciation of property, plant and equipment                               7           -                -            -
(Increase) / decrease in receivables                                      (17)          -                -            -
(Increase) / decrease in inventories                                        -           -                -            -
Increase / (decrease) in prepetition payables and
  accruals                                                                 (1)          1                -            0
(Increase) / decrease in prepaids and other assets                         76           -                -            -
Increase / (decrease) in payables and accruals                           (113)          -                -            -
Increase / (decrease) in compensation and benefits                        (77)          -                -            -
Increase / (decrease) in federal, state and
  foreign income taxes                                                      -          (0)               -            -
Gain on the sale of real estate                                             -           -                -            -
Other non-cash items                                                        1           -                -            -
                                                          -------------------------------------------------------------

Net cash provided / (used) by operating activities                       (125)         (0)               -            0

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                       -           -                -            -
Additions to property, plant and equipment                                  -           -                -            -
Proceeds from the sales of property, plant and
  equipment                                                                 -           -                -            -

                                                          -------------------------------------------------------------
Net cash provided / (used) by investing activities                          -           -                -            -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
  short-term debt having maturities 90 days or less                         -           -                -            -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                              -           -                -            -
Return of Capital to Polaroid Corporation

                                                          -------------------------------------------------------------
Net cash provided / (used) by financing activities                          -           -                -            -

Effect of exchange rate changes on cash                                     -           -                -            -

Net increase / (decrease) in cash and cash
  equivalents                                                            (125)         (0)               -            0

Cash and cash equivalents at beginning of period                          198           -                -            -

Cash and cash equivalents at end of period                                 73           -                -            -

(IN U.S. $ THOUSANDS)                                                                        POLAROID ASIA
                                                          POLAROID EYEWEAR   POLAROID DRY         ONLINE
                                                           FAR EAST INC.     IMAGING LLC      SERVICES, INC.    SUBTOTAL
                                                          ----------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                    -              -                  -     (163,949)
Depreciation of property, plant and equipment                            -              -                  -       56,345
(Increase) / decrease in receivables                                     -              -                  -       (5,665)
(Increase) / decrease in inventories                                     -              -                  -       84,717
Increase / (decrease) in prepetition payables and
  accruals                                                               -              -                  -      (21,719)
(Increase) / decrease in prepaids and other assets                       -              -                  -        4,190
Increase / (decrease) in payables and accruals                           -              -                  -       93,611
Increase / (decrease) in compensation and benefits                       -              -                  -      (51,751)
Increase / (decrease) in federal, state and
  foreign income taxes                                                   -              -                  -         (174)
Gain on the sale of real estate                                          -              -                  -       (2,313)
Other non-cash items                                                     -              -                  -      103,215
                                                          ----------------------------------------------------------------

Net cash provided / (used) by operating activities                       -              -                  -       96,507

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                    -              -                  -       35,334
Additions to property, plant and equipment                               -              -                  -       (9,092)
Proceeds from the sales of property, plant and
  equipment                                                              -              -                  -       62,168

                                                          ----------------------------------------------------------------
Net cash provided / (used) by investing activities                       -              -                  -       88,409

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
  short-term debt having maturities 90 days or less                      -              -                  -            -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                           -              -                  -     (101,295)
Return of Capital to Polaroid Corporation                                                                          (5,163)

                                                          ----------------------------------------------------------------
Net cash provided / (used) by financing activities                       -              -                  -     (106,458)

Effect of exchange rate changes on cash                                  -              -                  -       (1,294)

Net increase / (decrease) in cash and cash
  equivalents                                                            -              -                  -       77,165

Cash and cash equivalents at beginning of period                         -              -                  -       35,821

Cash and cash equivalents at end of period                               -              -                  -      112,985

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH JUNE 30, 2002

(IN U.S. $ THOUSANDS)                                           ELIMINATIONS      TOTAL
                                                          -------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                (746)       (164,695)
Depreciation of property, plant and equipment                         517          56,863
(Increase) / decrease in receivables                               26,489          20,824
(Increase) / decrease in inventories                                2,624          87,341
Increase / (decrease) in prepetition payables and                  (3,142)        (24,861)
  accruals

(Increase) / decrease in prepaids and other assets                 (1,854)          2,336
Increase / (decrease) in payables and accruals                       (645)         92,966
Increase / (decrease) in compensation and benefits                    517         (51,233)
Increase / (decrease) in federal, state and
  foreign income taxes                                                241              68
Gain on the sale of real estate                                         -          (2,313)
Other non-cash items                                                 (640)        102,574
                                                          -------------------------------

Net cash provided / (used) by operating activities                 23,362         119,869

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                             (29,404)          5,929
Additions to property, plant and equipment                              -          (9,092)
Proceeds from the sales of property, plant and
  equipment                                                           189          62,357
                                                          -------------------------------
Net cash provided / (used) by investing activities                (29,215)         59,194

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
  short-term debt having maturities 90 days or less                     -               -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                          -        (101,295)
Return of Capital to Polaroid Corporation                           5,163              (0)
                                                          -------------------------------
Net cash provided / (used) by financing activities                  5,163        (101,295)

Effect of exchange rate changes on cash                                 -          (1,294)

Net increase / (decrease) in cash and cash equivalents               (690)         76,474

Cash and cash equivalents at beginning of period                      690          36,511

Cash and cash equivalents at end of period                              -         112,985

                              POLAROID CORPORATION
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                          PERIOD JUNE 3 - JUNE 30, 2002
                                  (in U.S. $'s)

                                                                            Beg Bank
Account Name                                                 Account #      Balance           Receipts          Disbursements
------------                                                 ------------   ---------------   ---------------   ---------------
WACHOVIA
CLOSED General Disbursement                                       7505458   $          0.00   $          0.00   $          0.00
CLOSED Travel & Expense (old system)                              7509825   $          0.00   $          0.00   $          0.00
CLOSED Tax Disbursement                                           7511882   $          0.00   $          0.00   $          0.00
CLOSED Lockbox                                                   15907247   $          0.00   $          0.00   $          0.00
CLOSED Atlanta Deposits                                          15907170   $     30,852.08   $          0.00   $          0.00
FLEET
       Patent                                                    83049217   $      2,682.48   $          0.00   $          0.00
       Concentration                                             32590001   $  1,534,083.00   $  3,916,794.40   $ 16,344,652.38
       Concentration Overnite Sweep                            9427756246   $ 36,719,058.26   $          0.00   $          0.00
       Vinnet Disbursement (T & E)                               80069410   $          0.00   $          0.00   $    488,468.89
       Maine Check Disbursement                                  80216871   $          0.00   $          0.00   $  7,529,971.16
       Lockbox                                                 9429125472   $    862,090.29   $ 31,911,315.35   $          0.00
       Payroll                                                   80133971   $  1,103,511.84   $          0.00   $  6,208,015.48
       Customer Care                                             77132000   $     15,000.00   $    328,400.18   $          0.00
       Company Store                                                15172   $      5,000.00   $     43,104.50   $          0.00
       Merchant Account                                          86181309   $      1,000.00   $     80,752.12   $          0.00
       Merchant Account                                          54274314   $      1,000.00   $     12,600.33   $          0.00
       Dealer Refund (Cust. Serv.rebate checks)                 2994-0004   $      8,594.86   $          0.00   $         42.00
CLOSED Inner City                                                  Closed

CITIZENS (closed)                                              1130426359   $  2,480,482.60   $          0.00   $          0.00
BANKONE
CLOSED Concentration                                              5256666   $          0.00   $          0.00   $          0.00
CLOSED Lockbox                                                    5183928   $          0.00   $          0.00   $          0.00
PITTSBURG NATIONAL BANK
CLOSED Lockbox                                                   11035209   $          0.00   $          0.00   $          0.00
BANK OF AMERICA
CLOSED Lockbox                                                  180105585   $          0.00   $          0.00   $          0.00

DREYFUS
CLOSED Money Market Fund                                        981023427   $          0.00
CHASE
       Investment - Treasury MM Fund                            904821250   $ 60,403,516.15   $     75,541.03   $      5,703.29

STATE STREET
       Polaroid Stock Liquidity Fund                                 YVy9   $    211,692.97   $        114.99   $          0.00

NATIONAL CITY
       Polaroid ID Systems - General Disb                       301485382   $    571,280.42   $    315,751.79   $    290,410.05
CLOSED Polaroid ID Systems - Payroll                          20000001002   $          0.00   $          0.00   $          0.00
NATIONAL BANK OF DETROIT
CLOSED Polaroid Digital Solutions                            895000050818   $          0.00   $          0.00   $          0.00

                                                                            ---------------   ---------------   ---------------
       TOTALS                                                               $103,949,844.95   $ 36,684,374.69   $ 30,867,263.25

DEUTSCHE BANK OF MALAYSIA
       Polaroid Malaysia Limited                                 80275000   $     32,283.68   $          0.00   $      5,152.86
MAYBANK
       Polaroid Malaysia Limited                              14301310580   $    108,233.15   $    166,580.47   $     14,165.16

DEUTSCHE BANK - HONG KONG BRANCH
       Polaroid Asia Pacific International Inc                   97543000   $     50,673.70   $     38,610.04   $        318.85
DEUTSCHE BANK NEW DELHI BRANCH
       Polaroid Asia Pacific International Inc                     140718   $     11,495.31   $          0.00   $          0.00
       India Liaison Office                                    1507276009   $      9,257.02   $          0.00   $     17,148.90

SUNTRUST BANK, MIAMI
       Polaroid Latin America                                 45007335387   $    869,913.59   $  1,872,505.94   $    366,703.29

POPULAR DE PUERTO RICO
       Polaroid Puerto Rico                                       2402893   $     63,782.79   $          0.00   $        117.40

DEUTSCHE BANK
       Polaroid Corp acct                                                   $  5,575,000.00   $     64,328.00

ABN AMRO
       Polaroid Corp acct                                                   $     71,000.00

                                                                            ---------------   ---------------   ---------------
                                                                            $110,741,484.19   $ 38,826,399.14   $ 31,270,869.71
                                                                            ===============   ===============   ===============

Book to Bank Reconciling Differences
Book Balance at 6/30/02

                                                             Net                 Other
                                                             Bank                Reconciling   End Bank            Deposits
Account Name                                                 Transfers           Items         Balance             in Transits
------------                                                 -----------------   -----------   -----------------   -----------
WACHOVIA
CLOSED General Disbursement                                  $            0.00                 $            0.00
CLOSED Travel & Expense (old system)                         $            0.00                 $            0.00
CLOSED Tax Disbursement                                      $            0.00                 $            0.00
CLOSED Lockbox                                               $            0.00                 $            0.00
CLOSED Atlanta Deposits                                      $      (30,852.08)                $            0.00
FLEET
       Patent                                                $            0.00                 $        2,682.48
       Concentration                                         $   13,354,562.98                 $    2,460,788.00
       Concentration Overnite Sweep                          $   15,118,434.47                 $   51,837,492.73
       Vinnet Disbursement (T & E)                           $      488,468.89                 $            0.00
       Maine Check Disbursement                              $    7,529,971.16                 $            0.00
       Lockbox                                               $  (32,253,072.80)                $      520,332.84
       Payroll                                               $    6,202,056.11                 $    1,097,552.47
       Customer Care                                         $     (328,400.18)                $       15,000.00
       Company Store                                         $      (43,104.50)                $        5,000.00
       Merchant Account                                      $      (80,752.12)                $        1,000.00
       Merchant Account                                      $      (12,600.33)                $        1,000.00
       Dealer Refund (Cust. Serv.rebate checks)                                                $        8,552.86
CLOSED Inner City

CITIZENS (CLOSED)                                            $   (2,480,482.60)                $            0.00
BANKONE
CLOSED Concentration                                         $            0.00                 $            0.00
CLOSED Lockbox                                               $            0.00                 $            0.00
PITTSBURG NATIONAL BANK
CLOSED Lockbox                                               $            0.00                 $            0.00
BANK OF AMERICA
CLOSED Lockbox                                               $            0.00                 $            0.00

DREYFUS
CLOSED Money Market Fund                                     $            0.00                 $            0.00
CHASE
       Investment - Treasury MM Fund                         $            0.00                 $   60,473,353.89

STATE STREET
       Polaroid Stock Liquidity Fund                         $     (150,000.00)                $       61,807.96

NATIONAL CITY
       Polaroid ID Systems - General Disb                    $            0.00                 $      596,622.16
CLOSED Polaroid ID Systems - Payroll                         $            0.00                 $            0.00
NATIONAL BANK OF DETROIT
CLOSED Polaroid Digital Solutions                            $            0.00                 $            0.00

                                                             -----------------   -----------   -----------------
       TOTALS                                                $    7,314,229.00   $      0.00   $  117,081,185.39

DEUTSCHE BANK OF MALAYSIA
       Polaroid Malaysia Limited                             $      -21,052.63                 $        6,078.19
MAYBANK
       Polaroid Malaysia Limited                             $      -78,947.37                 $      181,701.09

DEUTSCHE BANK - HONG KONG BRANCH
       Polaroid Asia Pacific International Inc               $      -31,250.00                 $       57,714.89
DEUTSCHE BANK NEW DELHI BRANCH
       Polaroid Asia Pacific International Inc               $            0.00                 $       11,495.31
       India Liaison Office                                  $       31,250.00                 $       23,358.12

SUNTRUST BANK, MIAMI
       Polaroid Latin America                                $   -1,615,000.00                 $      760,716.24

POPULAR DE PUERTO RICO
       Polaroid Puerto Rico                                  $            0.00                 $       63,665.39

DEUTSCHE BANK
       Polaroid Corp acct                                    $   -5,599,229.00                 $       40,099.00

ABN AMRO
       Polaroid Corp acct                                                                      $       71,000.00

                                                             -----------------   -----------   -----------------
                                                             $            0.00   $      0.00   $  118,297,013.62
                                                             =================   ===========   =================

Book to Bank Reconciling Differences                                                           $   (5,312,200.62)
                                                                                               -----------------
Book Balance at 6/30/02                                                                        $  112,984,813.00
                                                                                               =================

                             904 000    BUSINESS STATEMENT
                                        Customer Service
    POLARIOD CORPORATION DIP            Call Service at 935-9935 from
    DENNIS O 'LEARY                     area codes 212, 516, 585, 718 and 914
    POLARIOD CORPORATION DIP            1-800-935-9935 form all other area codes
    265 MAIN STREET W3-3                24 hours a day, 7 days a week
    WALTHAM  MA  02451
                                        Primary Account Number 904-821250
                                        Number of Checks Enclosed:    0

    [GRAPHIC]

       MONEY MARKET ACCOUNT 904-821250                  POLAROID CORPORATION DIP

---------------------------------------------------------------------------------------------------------------------
SUMMARY                                    NUMBER            AMOUNT
       Opening Balance                                    $60,403,516,15
       --------------------------------------------------------------------------------------------------------------
       Deposit and Credits                        1       $    75,541 03
       --------------------------------------------------------------------------------------------------------------
       Withdrawals and Debits        $                    $     5,703,20
       --------------------------------------------------------------------------------------------------------------
       Checks Paid                                        $         0.00
       --------------------------------------------------------------------------------------------------------------
       Ending Balance                                     $80,473,353,89

       --------------------------------------------------------------------------------------------------------------
       Average Balance               $60,402,845.70
       --------------------------------------------------------------------------------------------------------------
       Interest Paid for 30 Day(s)   $    75,541,03                       Interest Credited Year to Date   $376,878,61

       Interest Rate(s)                          at
---------------------------------------------------------------------------------------------------------------------

DEPOSIT AND   DATE             DESCRIPTION                                                                AMOUNT
CREDITS       -------------------------------------------------------------------------------------------------------
              06/28            Interest Paid                                                           $75,561,03
              -------------------------------------------------------------------------------------------------------
              Total
---------------------------------------------------------------------------------------------------------------------

WITHDRAWALS   DATE             DESCRIPTION                                                                AMOUNT
AND DEBITS    -------------------------------------------------------------------------------------------------------
              06/28            Non-Credit Service Fee                                                   $     5.00
                               CAA FEES FOR 05/2002

              06/28            Non-Credit Service Fee                                                   $     8.00
                               CAA FEES FOR 04/2002
              06/28            Deficit Balance Fee                                                      $    19.61
                               CAA DEFICIENCY FEES FOR 01/2002
              06/28            Non-Credit Service Fee                                                   $   258.00
                               CAA FEES FOR 01/2002
              06/28            Deficit Balance Fee                                                      $ 5,412,61
                               CAA DEFICENCY FEES FOR 04/2002
              -------------------------------------------------------------------------------------------------------
              TOTAL                                                                                     $ 5,703,28
---------------------------------------------------------------------------------------------------------------------

DAILY BALANCE
               DATE            BALANCE            DATE            BALANCE            DATE         BALANCE
               -----------------------            -----------------------            --------------------
               06/28     $60,473,353.89


               You will receive detailed statements when applicable for Retirement, Credit and Securities accounts.

                  POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
                          TOTAL TRADE RECEIVABLES AGING
                               AS OF JUNE 30, 2002

-----------------------------------------------------------------------------------------------------------------
(USD's)                                                                 TRADE RECEIVABLES
                                                  ---------------------------------------------------------------
                                                                   1 - 60     61 - 90   GREATER THAN
                                                    TOTAL           DAYS        DAYS      90 DAYS        TOTAL
COUNTRY                                            CURRENT        PAST DUE    PAST DUE   PAST DUE        TRADE
-----------------------------------------------------------------------------------------------------------------
AMERICAS

     Polaroid Corporation                           58,453,197   4,127,651     584,801    7,128,799    70,294,448
     Inner City                                              -           -           -       33,600        33,600
     Polaroid Latin America Corporation              2,347,624     864,437       7,494      112,434     3,331,989
     Polaroid Digital Solutions, Inc.                        -           -           -            -             -
     Polaroid ID Systems, Inc.                         513,401     190,521      63,749      344,231     1,111,902
     Polaroid Malaysia Limited                          65,655      27,819       2,996          581        97,051
                                                                                                                -
     Polaroid Eyewear, Inc.                                  -           -           -            -             -
     PRD Capital, Inc.                                       -           -           -            -             -
     PRD Investment, Inc.                                    -           -           -            -             -
     International Polaroid Corporation                      -           -           -            -             -
     Mag-Media Ltd.                                          -           -           -            -             -
     PMC, Inc.                                               -           -           -            -             -
     Polaroid Asia Pacific International, Inc.               -           -           -            -             -
     Polaroid Dry Imaging, LLC                               -           -           -            -             -
     Polaroid Eyewear FarEast, Inc.                          -           -           -            -             -
     Polaroid Memorial Drive, LLC                            -           -           -            -             -
     Sub Debt Partners Corp.                                 -           -           -            -             -
     Polaroid Online Services, Inc.                          -           -           -            -             -
     Polaroid Partners, Inc.                                 -           -           -            -             -
     Polint, Inc.                                            -           -           -            -             -
     Polaroid Asia Pacific Limited                           -           -           -            -             -

                                          TOTALS:   61,379,877   5,210,428     659,040    7,619,645    74,868,990
====================================================================================================================

----------------------------------------------------------------------------------------------------------------------
(USD's)                                                TRADE RECEIVABLES
                                                  -------------------------
                                                      LESS         LESS           NET                     TOTAL NET
                                                      DOUBT        CASH          TRADE                   RECEIVABLES-
COUNTRY                                               ACCTS.       DISC       RECEIVABLES       MISC     THIRD PARTY
----------------------------------------------------------------------------------------------------------------------
AMERICAS

     Polaroid Corporation                          11,403,023     2,329,987     56,561,438   1,081,363      57,642,801
     Inner City                                        33,600             -              -           -               -
     Polaroid Latin America Corporation               199,871        89,168      3,042,950      43,632       3,086,582
     Polaroid Digital Solutions, Inc.                       -             -              -           -               -
     Polaroid ID Systems, Inc.                         92,505                    1,019,397           -       1,019,397
     Polaroid Malaysia Limited                         14,853                       82,198           -          82,198
                                                                                         -           -               -
     Polaroid Eyewear, Inc.                                 -             -              -           -               -
     PRD Capital, Inc.                                      -             -              -           -               -
     PRD Investment, Inc.                                   -             -              -           -               -
     International Polaroid Corporation                     -             -              -           -               -
     Mag-Media Ltd.                                         -             -              -           -               -
     PMC, Inc.                                              -             -              -           -               -
     Polaroid Asia Pacific International, Inc.              -             -              -       4,792           4,792
     Polaroid Dry Imaging, LLC                              -             -              -           -               -
     Polaroid Eyewear FarEast, Inc.                         -             -              -           -               -
     Polaroid Memorial Drive, LLC                           -             -              -           -               -
     Sub Debt Partners Corp.                                -             -              -           -               -
     Polaroid Online Services, Inc.                         -             -              -           -               -
     Polaroid Partners, Inc.                                -             -              -           -               -
     Polint, Inc.                                           -             -              -           -               -
     Polaroid Asia Pacific Limited                          -             -              -           -               -

                                          TOTALS:  11,743,852     2,419,155     60,705,983   1,129,787      61,835,770
=======================================================================================================================

POLAROID CORPORATION
PAYROLL TAXES
FOR THE PERIOD OCT 12, 2001 THRU JUNE 30, 2002


PAYROLL DATE          ACCRUED          PAID            DUE/(OVERPAID)
-------------------   --------------   --------------  ---------------
NOV BEGIN BAL                                                           $   0.00

           10/25/01   $ 2,284,812.18   $ 2,285,107.11  $      (294.93)
            11/8/01   $ 2,290,259.06   $ 2,289,456.66  $       802.40
           11/20/01   $ 2,046,188.47   $ 2,046,188.47  $         0.00
NOV END BAL                                                             $ 507.47

           12/13/01   $ 2,554,787.00   $ 2,554,787.00  $         0.00
           12/20/01   $ 2,114,870.45   $ 2,114,870.45  $         0.00
           12/28/01   $     8,998.03   $     8,998.03  $         0.00
DEC END BAL                                                             $ 507.47

             1/3/02   $ 2,360,221.75   $ 2,360,221.75  $         0.00
            1/17/02   $ 2,726,310.78   $ 2,726,310.78  $         0.00
            1/31/02   $ 2,278,368.07   $ 2,278,368.07  $         0.00
JAN END BAL                                                             $ 507.47

            2/14/02   $ 2,726,773.87   $ 2,726,773.87  $         0.00
            2/28/02   $ 2,063,527.76   $ 2,063,527.76  $         0.00
FEB END BAL                                                             $ 507.47

            3/14/02   $ 1,880,630.60   $ 1,880,630.60  $         0.00
            3/28/02   $ 1,735,103.33   $ 1,735,103.33  $         0.00
MAR END BAL                                                             $ 507.47

            4/11/02   $ 1,799,133.68   $ 1,799,133.68  $         0.00
            4/25/02   $ 1,733,676.66   $ 1,733,676.66  $         0.00
APR END BAL                                                             $ 507.47
        Adj 5/31/02                    $       507.47  $      (507.47)
             5/9/02   $ 1,882,124.27   $ 1,882,124.27  $         0.00
            5/23/02   $ 1,646,137.21   $ 1,646,137.21  $         0.00
MAY END BAL                                                             $   0.00

             6/6/02   $ 1,664,150.72   $ 1,664,150.72  $         0.00
            6/20/02   $ 1,739,745.03   $ 1,739,745.03  $         0.00
JUNE END BAL                                                            $   0.00

Polaroid Corporation Confidential         07/15/02                        Page 1

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 6/3/02 - 6/30/02
(IN U.S.$'S)

DEBTOR NAME:                                  POLAROID CORPORATION
CASE NO:                                            01-10864

ACCOUNT                            BEGINNING    AMOUNT    PAYMENTS/   ENDING
DESCRIPTION                         BALANCE    INCURRED   DEPOSITS    BALANCE
-----------------------------------------------------------------------------

INCOME TAXES PAYABLE  (Acct.
# 21610003)                                0     (9,500)     (9,500)        0
FRANCHISE TAXES PAYABLE
(Acct. # 21380202)                         0     (3,796)     (3,796)        0
PERSONAL PROPERTY TAXES
PAYABLE  (Acct. # 21380201)                0        (32)        (32)        0
SALES TAXES PAYABLE  (Acct. #
213801XX)                                  0   (126,089)   (126,089)        0

In re- Polaroid Asia Pacific International, Inc.   Case No. 01-10878
                 Debtor                            Reporting Period: June 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                   BEGINNING      AMOUNT                                       ENDING
                                      TAX      WITHHELD OR    AMOUNT     DATE    CHECK NO.      TAX
                                   LIABILITY     ACCRUED       PAID      PAID      OR EFT    LIABILITY
--------------------------------------------------------------------------------------------------------
FEDERAL
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                                   ----------------------------------                         ----------
   Total Federal Taxes
                                   ----------------------------------                         ----------

STATE AND LOCAL
Withholding - India                 1,413.16      1,362.61   1,413.16                           1,362.61
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
                                   ----------------------------------                         ----------
   Total State and Local            1,413.16      1,362.61   1,413.16                           1,362.61
                                   ----------------------------------                         ----------

TOTAL TAXES                         1,413.16      1,362.61   1,413.16                           1,362.61
                                   ==================================                        ===========

In re: Polaroid Asia Pacific Limited                           Case No. 01-10866
                 Debtor                              Reporting Period: June 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                   BEGINNING     AMOUNT                                        ENDING
                                      TAX      WITHHELD OR    AMOUNT     DATE    CHECK NO.      TAX
                                   LIABILITY     ACCRUED       PAID      PAID     OR EFT      LIABILITY
-------------------------------------------------------------------------------------------------------
FEDERAL
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
 Total Federal Taxes

STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC Individual income tax - CS Ko   6,132.30      6,133.79   (6,132.30)      -           -     6,133.79

 Total State and Local
TOTAL TAXES

In re Polaroid Malaysia Limited                      Case No. 01-10871
                 Debtor                              Reporting Period: June 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                   BEGINNING     AMOUNT                                        ENDING
                                      TAX      WITHHELD OR    AMOUNT     DATE    CHECK NO.      TAX
                                   LIABILITY     ACCRUED       PAID      PAID     OR EFT      LIABILITY
-------------------------------------------------------------------------------------------------------
FEDERAL
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
 Total Federal Taxes

STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:__Income_______________         15,827       -12,069      6,035                            -2,277
 Total State and Local                         (Overstated in
TOTAL TAXES                                    May 2002, now
                                                   adjust)

In re: Polaroid Latin America Corporation            Case No. 01-10867
                 Debtor                              Reporting Period: June 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                   BEGINNING     AMOUNT                                        ENDING
                                      TAX      WITHHELD OR    AMOUNT     DATE    CHECK NO.      TAX
                                   LIABILITY     ACCRUED       PAID      PAID     OR EFT      LIABILITY
---------------------------------------------------------------------------------------------------------
FEDERAL
Withholding                        NONE
FICA-Employee  (21410652)                0.00         0.00       0.00                                0.00
FICA-Employer  (21410314)                0.00         0.00       0.00                                0.00
Unemployment   (21410316)                0.00         0.00       0.00                                0.00
Income                             NONE
Other:_________________            NONE
   Total Federal Taxes                   0.00         0.00       0.00                                0.00

STATE AND LOCAL
Withholding  (21410655)                  0.00         0.00       0.00                                0.00
Sales                              NONE
Excise  (21380203)                       0.00         0.00       0.00                                0.00
Unemployment   (21410317)                0.00         0.00       0.00                                0.00
Real Property                      NONE
Personal Property (21380201)        31,006.54         0.00       0.00                           31,006.54
Other: 7% Withholding  (21380157)        0.00         0.00       0.00                                0.00
   Total State and Local            31,006.54         0.00       0.00                           31,006.54
                                                                                             ------------
TOTAL TAXES                         31,006.54         0.00       0.00                           31,006.54
                                                                                             ============

In re: Polaroid ID Systems, Inc.                     Case No.: 01-10870
                   Debtor                            Reporting Period: June 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                   BEGINNING     AMOUNT                                        ENDING
                                      TAX      WITHHELD OR    AMOUNT     DATE    CHECK NO.      TAX
                                   LIABILITY     ACCRUED       PAID      PAID     OR EFT      LIABILITY
-------------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                 0        3,408      3,408                              $  0
FICA-Employee                               0        2,016      2,016                              $  0
FICA-Employer                               0        2,016      2,016                              $  0
Unemployment                                0            0          0                              $  0
Income                                      0
Other:_________________
   Total Federal Taxes                      0        7,439      7,439

STATE AND LOCAL
Withholding                                 0         1098      1,098                              $  0
Sales
Excise
Unemployment                                0            0          0                              $  0
Real Property
Personal Property                           0            0          0                              $  0
Other:_________________
   Total State and Local                    0        1,098      1,098                              $  0
TOTAL TAXES                                 0        8,537      8,537                              $  0

                                    EXHIBIT B

                    Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
784 Memorial Drive
Cambridge, MA 02139
BY OVERNIGHT COURIER

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
BY HAND-DELIVERY

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor LLP
The Brandywine Building, 17th Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
BY HAND-DELIVERY

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
BY OVERNIGHT COURIER

John Fouhey, Esq.
Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
BY OVERNIGHT COURIER

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
BY OVERNIGHT COURIER

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
BY HAND-DELIVERY

Scott D. Cousins, Esq.
Scott Salerni, Esq.
Greenberg Traurig, LLP
The Brandywine Building
1000 West Street, Suite 1540
Wilmington, DE 19801
BY HAND-DELIVERY

Alfred A. Gray, Jr., Esq.
Greenberg Traurig, LLP
One International Place
Third Floor
Boston, MA 02110
BY OVERNIGHT COURIER

Patricia Schrage, Esq.
Securities & Exchange Commission
New York Office
Branch/Reorganization
233 Broadway
New York, NY 10279
BY OVERNIGHT COURIER